US_ACTIVE\130900992\V-3 THIRD AMENDMENT TO AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT THIRD AMENDMENT, dated as of August 25, 2025 (this “Agreement”), to the Amended and Restated Term Loan Credit Agreement (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, including by this Agreement, the “Credit Agreement”) dated as of December 21, 2018, among InvenTrust Properties Corp., a corporation organized under the laws of the State of Maryland (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement. WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent desire to modify the Credit Agreement as herein set forth subject to the terms and conditions provided for in this Agreement. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: SECTION 1. Amendments to Credit Agreement. Subject to all of the terms and conditions set forth in this Agreement, the Borrower, the Lenders and the Administrative Agent hereby agree that the Credit Agreement (other than the schedules and exhibits thereto) is amended to incorporate the changes marked to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth on the copy of the Credit Agreement attached as Annex I. None of the Schedules or Exhibits to the Credit Agreement shall be modified or amended pursuant to this Agreement, except as follows: (a) Exhibits G and H attached to the Credit Agreement are hereby deleted in their entirety and replaced with Exhibits G and H attached hereto, respectively; (b) Exhibits L-1, L-2, L- 3 and L-4 attached hereto are hereby inserted into Credit Agreement as new Exhibits L-1, L-2, L-3 and L- 4, respectively; and (c) Schedules 1, 2, 5.6, 5.7 and 5.18 attached to the Credit Agreement are hereby deleted in their entirety and replaced with Schedules 1, 2, 5.6, 5.7 and 5.18 attached hereto, respectively. SECTION 2. Lenders and Commitments. 2.1 From and after the Third Amendment Effective Date, the Lenders shall be the lending institutions listed on the signature pages of this Agreement (excluding, for the avoidance of any doubt, the Exiting Lenders (as defined below)), their respective successors and assigns, and any other lending institutions that subsequently become parties to the Credit Agreement. As of the Third Amendment Effective Date, each Lender’s (i) Tranche A-1 Term Loan Commitment shall be the amount set forth opposite the name of such Lender on Schedule 1 attached to the Credit Agreement (as amended hereby) and (ii) Tranche A-2 Term Loan Commitment shall be the amount set forth opposite the name of such Lender on Schedule 2 attached to the Credit Agreement (as amended hereby), and the outstanding principal balance of the Loans of each Tranche shall be reallocated among the applicable Lenders pursuant to the last paragraph of Section 2.1 of the Credit Agreement (as amended hereby). 2.2 Truist Bank (“New Lender”) hereby agrees to perform all obligations with respect to its respective Commitment as if New Lender were an original Lender under and signatory to the Credit Agreement having a Commitment equal to its respective Commitment as set forth opposite its signature page to this Agreement, which obligations shall include, without limitation, the obligation to indemnify the Administrative Agent as provided in the Credit Agreement. New Lender (i) confirms that it has received a copy of the Credit Agreement (as amended hereby), together with copies of the financial statements requested by New Lender and such other documents and information as it has deemed appropriate to make

2 US_ACTIVE\130900992\V-3 its own credit analysis and decision to enter into this Agreement and become a party to the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, and (v) agrees that its payment instructions and notice instructions are as set forth in the lender information form or administrative questionnaire provided to the Administrative Agent in connection with this Agreement. 2.3 On the Third Amendment Effective Date, each of (i) Pinnacle Bank and (ii) United Bank (each, an “Exiting Lender”) shall cease to be a Lender under, or a party to, the Credit Agreement and the other Loan Documents. As a condition to the effectiveness of this Agreement, Borrower shall pay to the Agent for the account of each Exiting Lender all outstanding interest, fees and other amounts due or accrued and unpaid to such Exiting Lender under the Credit Agreement and the other Loan Documents (it being understood that the outstanding principal balance of the Loans payable to such Exiting Lender shall be paid by the Advances made on the Third Amendment Effective Date by certain of the Lenders pursuant to Section 2.1 of this Amendment as a part of the reallocation of Loans contemplated thereby), and the Agent shall remit such amounts to such Exiting Lender on the Third Amendment Effective Date. Borrower, Agent and Lenders hereby consent to the making of all such payments to Exiting Lenders as contemplated in Section 2.1 above and this Section 2.3. Upon the making of such payments to each Exiting Lender, except for those terms, conditions, and provisions, which by their express terms survive the cancellation of Commitments or the termination of any Lender’s obligations under the Loan Documents (including, without limitation, any applicable indemnification or reimbursement provisions), such Exiting Lender’s Commitments under the Credit Agreement shall be reduced to $0 and terminated and such Exiting Lender shall have no further rights, duties or obligations with respect to or under the Loan Documents. Each Exiting Lender that has been issued a Note pursuant to the Credit Agreement will, promptly after the Third Amendment Effective Date, return to Borrower such Note, marked “Cancelled”. 2.4 Except as set forth in 2.3 above with respect to payments to be made to the Exiting Lenders on the Third Amendment Effective Date, all interest and fees accrued prior to the date of this Agreement under provisions of the Credit Agreement modified by this Agreement shall remain payable at the due dates set forth in the Credit Agreement SECTION 3. Conditions of Effectiveness. This Agreement shall become effective as of the first date (the “Third Amendment Effective Date”) that all of the following conditions precedent shall have been satisfied: 3.1 The Administrative Agent’s receipt of the following, each of which shall be e- mails (in a .pdf format) or telecopies (in each case, followed promptly by originals to the extent requested by the Administrative Agent) and each in form and substance satisfactory to the Administrative Agent: (a) counterparts of this Agreement, duly executed by the parties hereto; (b) solely to the extent requested by any Lender, the delivery to the Agent of a Note duly executed by Borrower in favor of such Lender with respect to its Commitment; provided that any Lender that receives a new Note pursuant to this Section 3.1(b) that has previously been issued a Note by Borrower will, promptly after the Third Amendment Effective Date, return to Borrower such prior Note, marked “Replaced”;

3 US_ACTIVE\130900992\V-3 (c) such certificates of resolutions or other action, incumbency certificates and/or other certificates of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each officer thereof authorized to act in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; (d) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization; (e) opinions of Latham & Watkins LLP, as special Illinois counsel to the Loan Parties and Venable LLP, as special Maryland counsel to the Loan Parties, each addressed to the Administrative Agent and each Lender, as to the matters concerning the Loan Parties, this Agreement and the other Loan Documents as the Administrative Agent may reasonably request; and (f) a certificate of the Borrower to the effect that (i) the conditions specified in Sections 3.2 and 3.3 have been satisfied, and (ii) no event has occurred and is continuing which constitutes an Unmatured Default. 3.2 The representations and warranties contained in Section 4 of this Agreement are true and correct to the extent provided in Section 4 of this Agreement. 3.3 There shall not have occurred since December 31, 2024, any event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. 3.4 The Administrative Agent and each Lender shall have received all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the U.S. Patriot Act, and the Beneficial Ownership Regulation, in each case, to the extent requested at least five Business Days prior to the Third Amendment Effective Date. 3.5 Any fees owed to any Lender or Arranger required to be paid on or before the Third Amendment Effective Date shall have been paid. SECTION 4. Representations and Warranties. As of the date hereof and after giving effect to this Agreement, the representations and warranties set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (except to the extent (i) such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects after giving effect to such qualification and (iii) for purposes of this Section 4, the representations and warranties contained in the first sentence of Section 5.4 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.1 of the Credit Agreement). Each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:

4 US_ACTIVE\130900992\V-3 (a) it has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; (b) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement, except for filings for reporting purposes required under applicable securities laws; (c) this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity; (d) no Unmatured Default shall exist or would result from the consummation of the transactions contemplated by this Agreement; and (e) the execution, delivery and performance by it of this Agreement will not (i) contravene the terms of any of its organization documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any contractual obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any applicable law. SECTION 5. [Reserved]. SECTION 6. Ratification. (a) The Credit Agreement, as amended by this Agreement, and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. The amendments contained in Section 1 hereof shall be deemed to have prospective application only. This Agreement is not intended to and shall not constitute a novation. Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, other than payment in full, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement, as amended by this Agreement, and the other Loan Documents. (b) This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to therein or a waiver of any Unmatured Default or Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any Lender may now have or have in the future against any Person under or in connection with the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

5 US_ACTIVE\130900992\V-3 SECTION 7. Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto. SECTION 8. References. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time. SECTION 9. Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart. This Agreement may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper hereof which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Signature” shall have the meaning assigned to it by 15 USC §7006, as it may be amended from time to time. Upon the reasonable request of the Administrative Agent, any Electronic Signature of any other party hereto shall, as promptly as practicable, be followed by a manually executed counterpart thereof. SECTION 10. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. SECTION 11. Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction. SECTION 12. Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS. SECTION 13. Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. [The remainder of this page left blank intentionally]

Signature Page to Third Amendment to Amended and Restated Term Loan Credit Agreement IN WITNESS WHEREOF, Borrower, the Administrative Agent and the undersigned Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. BORROWER: INVENTRUST PROPERTIES CORP., a Maryland corporation By: /s/ Christy L. David Name: Christy L. David Title: Executive Vice President, Chief Operating Officer, General Counsel and Secretary

Signature Page to Third Amendment to Amended and Restated Term Loan Credit Agreement ADMINISTRATIVE AGENT AND LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent By: /s/ Brendan Magrady Name: Brendan Magrady Title: Vice President

Signature Page to Third Amendment to Amended and Restated Term Loan Credit Agreement KEYBANK NATIONAL ASSOCIATION By: /s/ Kristin Centracchio Name: Kristin Centracchio Title: Vice President

Signature Page to Third Amendment to Amended and Restated Term Loan Credit Agreement BANK OF AMERICA, N.A. By: /s/ Evan J. Sitarski Name: Evan J. Sitarski Title: Senior Vice President

Signature Page to Third Amendment to Amended and Restated Term Loan Credit Agreement U.S. BANK NATIONAL ASSOCIATION By: /s/ Patrick T. Brooks Name: Patrick T. Brooks Title: Vice President

Signature Page to Third Amendment to Amended and Restated Term Loan Credit Agreement PNC BANK, NATIONAL ASSOCIATION, individually and as Tranche A-2 Co-Syndication Agent By: /s/ James A. Harmann Name: James A. Harmann Title: Senior Vice President

Signature Page to Third Amendment to Amended and Restated Term Loan Credit Agreement FIFTH THIRD BANK, NATIONAL ASSOCIATION By: /s/ Joel Dalson Name: Joel Dalson Title: Senior Vice President

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement JPMORGAN CHASE BANK, N.A. By: /s/ Cody A. Canafax Name: Cody A. Canafax Title: Executive Director

Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement FIRST HORIZON By: /s/ Meg Beveridge Name: Meg Beveridge Title: Senior Vice President

Signature Page to Third Amendment to Amended and Restated Term Loan Credit Agreement TRUIST BANK By: /s/ Trudy Wilson Name: Trudy Wilson Title: Director

Signature Page to Third Amendment to Amended and Restated Term Loan Credit Agreement The undersigned Exiting Lender hereby joins in the execution of this Agreement solely for purposes of acknowledging its agreement to the terms and conditions set forth in Section 2 of this Agreement. PINNACLE BANK By: /s/ J. Patrick Daugherty Name: J. Patrick Daugherty Title: SVP

Signature Page to Third Amendment to Amended and Restated Term Loan Credit Agreement The undersigned Exiting Lender hereby joins in the execution of this Agreement solely for purposes of acknowledging its agreement to the terms and conditions set forth in Section 2 of this Agreement. UNITED BANK By: /s/ Akinyemi L. Green Name: Akinyemi L. Green Title: Commercial Banker

Annex 1 US_ACTIVE\130900992\V-3 ANNEX I TO THIRD AMENDMENT (marked copy of the Credit Agreement) (see attached)

US-DOCS\162125669.2 US_ACTIVE\130914507\V-1 _______________________________________________ AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2018 AMONG INVENTRUST PROPERTIES CORP., AS BORROWER, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT, KEYBANK NATIONAL ASSOCIATION, AS SYNDICATION AGENT, AND KEYBANK, NATIONAL ASSOCIATION, BANK OF AMERICA, N.A., AND U.S. BANK NATIONAL ASSOCIATION AS TRANCHE A-1 CO-SYNDICATION AGENTS AND KEYBANK,U.S. BANK NATIONAL ASSOCIATION, PNC AND FIFTH THIRD BANK, NATIONAL ASSOCIATION, AND U.S. BANK NATIONAL ASSOCIATION AS TRANCHE A-2 CO-SYNDICATION AGENTS AND AS CO-DOCUMENTATION AGENTS FOR TRANCHE A-1, FIFTH THIRD BANK, NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT FOR TRANCHE A-1 AND FIFTH THIRD BANK, NATIONAL ASSOCIATION AND JPMORGAN CHASE, N.A.BANK OF AMERICA, N.A., PNC BANK, NATIONAL ASSOCIATION AND JPMORGAN CHASE BANK, N.A., AS CO-DOCUMENTATION AGENTS FORCO-DOCUMENTATION AGENTS FOR TRANCHE A-2, AND THE OTHER LENDERS FROM TIME TO TIME PARTIES HERETO _______________________________________________ WELLS FARGO SECURITIES, LLC, KEYBANC CAPITAL MARKETS, INC., U.S. BANK NATIONAL ASSOCIATIONBANK NATIONAL ASSOCIATION AND FIFTH THIRD BANK, NATIONAL ASSOCIATION, FIFTH THIRD BANK, NATIONAL ASSOCIATION AS JOINT LEAD ARRANGERS FOR TRANCHE A-1,

Page 2 14216632v7 15030363\V-11 121347781\V-2 US_ACTIVE\130914507\V-1-2 BOFAWELLS FARGO SECURITIES, LLC, KEYBANC CAPITAL MARKETS INC., BOFA SECURITIES, INC. (IN RESPECT OF TRANCHE A-1) , PNC CAPITAL MARKETS LLC (IN RESPECT OF TRANCHE A-2), AND JPMORGAN CHASE, N.A. (IN RESPECT OF TRANCHE A-2), AS JOINT LEAD ARRANGERS., AS JOINT LEAD ARRANGERS FOR TRANCHE A-2, WELLS FARGO SECURITIES, LLC, AND KEYBANC CAPITAL MARKETS, INC., AND BOFA SECURITIES, INC. AS JOINT BOOKRUNNERS, AND THE OTHER LENDERS FROM TIME TO TIME PARTIES HERETO _______________________________________________

TABLE OF CONTENTS

Page

ARTICLE I. DEFINITIONS **1**
ARTICLE II. THE CREDIT .... **~~32~~37**
2.1. Generally .... ~~32~~37
2.2. Ratable Advances .... ~~32~~38
2.3. Periodic Principal Payments .... ~~33~~38
2.4. Final Principal Payment .... ~~33~~39
2.5. [Reserved] .... ~~33~~39
2.6. Other Fees .... ~~33~~39
2.7. [Intentionally Deleted] .... ~~33~~39
2.8. Method of Selecting Types and Interest Periods for New Advances .... ~~34~~39
2.9. Conversion and Continuation of Outstanding Advances .... ~~34~~40
2.10. Changes in Interest Rate, Etc. .... ~~35~~41
2.11. Rates Applicable After Default. .... ~~35~~41
2.12. Method of Payment .... ~~36~~41
2.13. Notes; Notices .... ~~36~~42
2.14. Interest Payment Dates; Interest and Fee Basis .... ~~36~~42
2.15. Notification of Advances, Interest Rates and Prepayments .... ~~37~~43
2.16. ~~[Reserved]~~Inability to Determine Interest Rate .... ~~37~~43
2.17. Lending Installations .... ~~37~~45
2.18. Non-Receipt of Funds by the Administrative Agent .... ~~37~~45
2.19. Replacement of Lenders under Certain Circumstances .... ~~38~~46
2.20. Usury .... ~~39~~47
2.21. Funds Transfer Disbursements .... ~~39~~47
2.22. Termination or Increase in Commitments .... ~~39~~47
2.23. Applications of Moneys Received .... ~~40~~48
ARTICLE III. CHANGE IN CIRCUMSTANCES .... **~~41~~49**
3.1. Yield Protection .... ~~41~~49
3.2. Changes in Capital Adequacy Regulations .... ~~42~~50
3.3. ~~Benchmark Replacement Setting~~ .... ~~43~~[Reserved]51
3.4. Funding Indemnification .... ~~47~~51
3.5. Taxes .... ~~48~~51
3.6. Lender Statements; Survival of Indemnity .... ~~51~~55
ARTICLE IV. CONDITIONS PRECEDENT .... **~~52~~55**
4.1. Initial Advance .... ~~52~~55
4.2. Each Advance and Issuance .... ~~54~~57
ARTICLE V. REPRESENTATIONS AND WARRANTIES .... **~~55~~58**
5.1. Existence .... ~~55~~58
5.2. Authorization and Validity .... ~~55~~58
5.3. No Conflict; Government Consent .... ~~55~~58
5.4. Financial Statements; Material Adverse Effect .... ~~56~~59
5.5. Taxes .... ~~56~~59
5.6. Litigation .... ~~56~~59
5.7. Subsidiaries .... ~~56~~59
5.8. ERISA .... ~~56~~59
5.9. Accuracy of Information .... ~~57~~60
5.10. Regulations of the Board .... ~~57~~60
5.11. Material Agreements .... ~~57~~60

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~~US_ACTIVE\130914507\V-1~~

Page

5.12. Compliance With Laws ..... ~~57~~60
5.13. Ownership of Properties ..... ~~57~~60
5.14. Investment Company Act ..... ~~57~~60
5.15. Solvency ..... ~~57~~61
5.16. Insurance ..... ~~58~~61
5.17. REIT Status ..... ~~58~~62
5.18. Environmental Matters ..... ~~58~~62
5.19. Unencumbered Properties ..... ~~60~~63
5.20. Anti-Terrorism Laws ..... ~~60~~63
5.21. Beneficial Ownership Certification ..... ~~61~~64
5.22. Outbound Investment Rules 64
ARTICLE VI. COVENANTS ..... ~~61~~64
6.1. Financial Reporting ..... ~~61~~64
6.2. Use of Proceeds ..... ~~63~~67
6.3. Notice of Default ..... ~~64~~67
6.4. Conduct of Business ..... ~~64~~67
6.5. Taxes ..... ~~64~~67
6.6. Insurance ..... ~~64~~67
6.7. Compliance with Laws ..... ~~64~~68
6.8. Maintenance of Properties ..... ~~64~~68
6.9. Inspection ..... ~~65~~68
6.10. Maintenance of Status ..... ~~65~~68
6.11. Dividends; Distributions; Redemptions ..... ~~65~~68
6.12. [Intentionally Deleted] ..... ~~65~~68
6.13. Plan Assets ..... ~~65~~68
6.14. Liens ..... ~~66~~69
6.15. Affiliates ..... ~~66~~69
6.16. [Reserved] ..... ~~66~~69
6.17. Indebtedness and Cash Flow Covenants ..... ~~66~~69
6.18. Environmental Matters ..... ~~67~~70
6.19. ~~Permitted Investments ..... 68~~Business Activities 71
6.20. Negative Pledges ..... ~~69~~71
6.21. Subsidiary Guaranty ..... ~~69~~72
6.22. [Intentionally Omitted] ..... ~~70~~72
6.23. Mergers, Consolidations and Sales of Assets ..... ~~70~~73
6.24. Outbound Investment Rules 73
ARTICLE VII. DEFAULTS ..... ~~71~~74
ARTICLE VIII. ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES ..... ~~74~~75
8.1. Acceleration ..... ~~74~~75
8.2. Amendments ..... ~~74~~76
8.3. Preservation of Rights ..... ~~75~~78
ARTICLE IX. GENERAL PROVISIONS ..... ~~75~~78
9.1. Survival of Representations ..... ~~75~~78
9.2. Governmental Regulation ..... ~~76~~78
9.3. [Intentionally Deleted] ..... ~~76~~78
9.4. Headings ..... ~~76~~78
9.5. Entire Agreement ..... ~~76~~78
9.6. Several Obligations; Benefits of the Agreement ..... ~~76~~78

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~~US_ACTIVE\130914507\V-1~~

Page

9.7. Expenses; Indemnification ~~76~~78
9.8. Numbers of Documents ~~77~~79
9.9. Accounting ~~77~~79
9.10. Severability of Provisions ~~78~~80
9.11. No Advisory or Fiduciary Responsibility ~~78~~80
9.12. Choice of Law ~~78~~81
9.13. Consent to Jurisdiction ~~79~~81
9.14. Waiver of Jury Trial ~~79~~81
9.15. Other Agents ~~79~~81
9.16. Acknowledgement and Consent to Bail In of Affected Financial Institutions ~~79~~82
9.17. Acknowledgement Regarding Any Supported QFCs ~~80~~82
9.18. Erroneous Payments ~~81~~83

ARTICLE X. THE ADMINISTRATIVE AGENT ~~84~~86
10.1. Appointment ~~84~~86
10.2. Powers ~~84~~86
10.3. General Immunity ~~84~~86
10.4. No Responsibility for Loans, Recitals, etc. ~~84~~87
10.5. Action on Instructions of Lenders ~~85~~87
10.6. Employment of Agents and Counsel ~~85~~87
10.7. Reliance on Documents; Counsel ~~85~~87
10.8. Administrative Agent's Reimbursement and Indemnification ~~86~~88
10.9. Rights as a Lender ~~86~~88
10.10. Lender Credit Decision ~~86~~88
10.11. Successor Administrative Agent ~~87~~88
10.12. Notice of Defaults ~~87~~89
10.13. Requests for Approval ~~88~~89
10.14. Defaulting Lender Adjustments ~~88~~90
10.15. Certain ERISA Matters ~~89~~90

ARTICLE XI. SETOFF; RATABLE PAYMENTS ~~90~~92
11.1. Setoff ~~90~~92
11.2. Ratable Payments ~~90~~92

ARTICLE XII. BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS ~~90~~92
12.1. Successors and Assigns ~~90~~92
12.2. Participations ~~91~~93
12.3. Assignments ~~92~~94
12.4. Dissemination of Information ~~93~~95
12.5. Tax Treatment ~~93~~95
12.6. Confidentiality ~~94~~95
12.7. Titled Agents 96

ARTICLE XIII. NOTICES ~~94~~96
13.1. Giving Notice ~~94~~96
13.2. Change of Address ~~95~~96

ARTICLE XIV. PATRIOT ACT ~~95~~97

ARTICLE XV. COUNTERPARTS ~~95~~97

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~~US_ACTIVE\130914507\V-1~~

- iv - US_ACTIVE\130914507\V-1 EXHIBITS AND SCHEDULES EXHIBIT A COMPLIANCE CERTIFICATE EXHIBIT B ASSIGNMENT AGREEMENT EXHIBIT C LIST OF INITIAL SUBSIDIARY GUARANTORS[RESERVED] EXHIBIT D SUBSIDIARY GUARANTY EXHIBIT E [RESERVED] EXHIBIT F BORROWING NOTICE EXHIBIT G PRICING SCHEDULE EXHIBIT H LIST OF INITIAL UNENCUMBERED PROPERTIES AS OF THIRD AMENDMENT EFFECTIVE DATE EXHIBIT I FORM OF NOTE EXHIBIT J FORM OF AMENDMENT REGARDING INCREASE EXHIBIT K DISBURSEMENT INSTRUCTION AGREEMENT EXHIBIT L-1 FORM OF U.S. TAX COMPLIANCE CERTIFICATE EXHIBIT L-2 FORM OF U.S. TAX COMPLIANCE CERTIFICATE EXHIBIT L-3 FORM OF U.S. TAX COMPLIANCE CERTIFICATE EXHIBIT L-4 FORM OF U.S. TAX COMPLIANCE CERTIFICATE SCHEDULE 1 TrancheTRANCHE A-1 TERM LOAN COMMITMENTS SCHEDULE 2 TrancheTRANCHE A-2 TRANCHE TERM LOAN COMMITMENTS SCHEDULE 5.6 LITIGATION SCHEDULE 5.7 SUBSIDIARIES OF BORROWER SCHEDULE 5.18 ENVIRONMENTAL MATTERS

US_ACTIVE\130914507\V-1 AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT This Amended and Restated Term Loan Credit Agreement (the “Agreement”) dated as of December 21, 2018, is among InvenTrust Properties Corp., a corporation organized under the laws of the State of Maryland (the “Borrower”), Wells Fargo Bank, National Association, a national banking associationKeyBank National Association, Bank of America, N.A., U.S. Bank National Association, Fifth Third Bank, a national banking association, KeyBank National Association, a national banking association, PNC Bank, National Association, a national banking association, JPMorgan Chase Bank, N.A., Truist Bank, First Horizon Bank and the several other banks, financial institutions and entities from time to time parties to this Agreement (collectively, the “Lenders”), and Wells Fargo Bank, National Association, not individually, but as “Administrative Agent”, Bank of America, N.A., not individually but as “Tranche A-1 Co-Syndication Agent”, PNC Bankand KeyBank, National Association, not individually, but as “Tranche A-2 Co-Syndication Agent”, and KeyBank, National Association and U.S. Bank National Association, not individually but each as “Tranche A-1 Co-Syndication Agent” and as “Tranche A-2 Co-SyndicationSyndication Agent”. RECITALS A. The Borrower is primarily engaged in the business of purchasing, owning, operating, leasing and managing commercial real estate properties. B. This Agreement amends and restates in its entirety that certain Credit Agreement dated as of November 5, 2015, by and among Borrower, Administrative Agent, Wells Fargo Bank, National Association, a national banking association, Bank of America, N.A., a national banking association, PNC Bank, National Association, a national banking association and the several other banks party thereto (the “Original Credit Agreement”). C. Borrower desires to amend and restate the Original Credit Agreement to increase the Aggregate Commitment, to extend the Facility Termination Date, to modify the interest rates thereunder and to make certain other changes to the terms and conditions thereof, and the Administrative Agent, the Tranche A-1 Co-Syndication Agents, the Tranche A-2 Co-Syndication Agents and the Lenders are willing to do so on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows: ARTICLE I. DEFINITIONS As used in this Agreement: “ABR Applicable Margin” means, as of any date, the Applicable Margin used to determine the Floating Rate as determined from time to time in accordance with the definition of “Applicable Margin”.

- 2 - US_ACTIVE\130914507\V-1 “Acquisition” means any transaction, or any series of related transactions, consummated on or after the Agreement Effective Date, by which the Borrower or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding partnership interests of a partnership or of the outstanding membership interests in a limited liability company. “Act” is defined in Article XIV. “Adjusted EBITDA” means, as of any date, the Consolidated NOI for the most recent four (4) fiscal quarters of the Borrower for which financial results have been reported, as adjusted by (i) adding thereto interest income and dividend income on Marketable Securities (but only to the extent dividend income does not constitute more than five percent (5%) of total Adjusted EBITDA), (ii) deducting therefrom any income attributable to Excluded Tenants; (iii) adding or deducting for, as appropriate, any adjustment made under GAAP for straight lining of rents, gains or losses from sales of assets, extraordinary items, impairment and other non-cash charges, depreciation, amortization, interest expenses, taxes; (iv) deducting therefrom the applicable Capital Reserves for such period; (v) adding thereto, without duplication, the Consolidated Group Pro Rata Share of the aggregate Net Operating Income for such four (4) fiscal quarters from Projects owned by Investment Affiliates at the end of such period, adjusted in the manner set forth in clauses (i) through (iv) of this sentence, and (vi) deducting therefrom the Borrower’s actual general and administrative expenses and asset management fees (unless such has been subordinated to this Facility). “Adjusted Term SOFR ” means for any Available Tenor and Interest Period with respect to a SOFR Loan, the greater of (1) sum of (a) Term SOFR for such Interest Period and (b) the applicable SOFR Index Adjustment and (2) the Floor. “Adjusted Unencumbered NOI” means Unencumbered Pool NOI less the applicable Capital Reserves. “Administrative Agent” means Wells Fargo Bank, National Association in its capacity as agent for the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article X. “Advance” means a borrowing hereunder consisting of the aggregate amount of the several Loans made by one or more of the Lenders to the Borrower of the same Type and under the same Tranche and, in the case of SOFR Rate Advances, for the same Interest Period. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

"Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise. In no event shall the Administrative Agent be deemed to be an Affiliate of the Borrower.

"Aggregate Commitment" means the Aggregate Tranche A-1 Term Loan Commitment and/or the Aggregate Tranche A-2 Term Loan Commitment, as applicable.

"Aggregate Tranche A-1 Term Loan Commitment" means, as of any date, the aggregate of the then-current Tranche A-1 Term Loan Commitments of all the Lenders, which, as of the ~~First~~Third Amendment Effective Date, equal $~~200,000,000~~200,000,000.00, as such amounts may be increased or decreased hereafter in accordance with Section 2.22 hereof.

"Aggregate Tranche A-2 Term Loan Commitment" means, as of any date, the aggregate of the then-current Tranche A-2 Term Loan Commitments of all the Lenders, which, as of the ~~First~~Third Amendment Effective Date, equal $~~200,000,000~~200,000,000.00, as such amounts may be increased or decreased hereafter in accordance with Section 2.22 hereof.

"Agreement" is defined in the Recitals hereto.

"Agreement Effective Date" means the date this Agreement has been fully executed and delivered by the Borrower and the Lenders.

"Alternate Base Rate" means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50%, (c) ~~the Adjusted~~ Term SOFR ~~Rate~~ plus 1%; ~~each~~ (provided that clause (c) shall not be applicable during any period in which Term SOFR is unavailable or unascertainable), and (d) the Floor. Each change in the Alternate Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or ~~the Adjusted Term SOFR Rate (provided that clause (c) shall not be applicable during any period in which the Adjusted Term SOFR Rate is unavailable or unascertainable), and (d) the Floor~~Term SOFR.

"Anti-Corruption Laws" means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Affiliates from time to time concerning or relating to bribery or corruption.

"Anti-Terrorism Laws" is defined in Section 5.20.

"Applicable Margin" means the applicable margin set forth in the pricing schedule contained in Exhibit G used in calculating the interest rate applicable to the various Types and Tranches of Advances, subject to the conditions set forth in Exhibit G with respect to the effective date of changes in such applicable margins.

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~~US_ACTIVE\130914507\V-1~~

- 4 - US_ACTIVE\130914507\V-1 “Approved Bank” means any bank, finance company, insurance company or other financial institution (a) which has (i)(x) a minimum net worth of $500,000,000 and/or (y) total assets of $10,000,000,000, and (ii) a minimum long-term debt rating of (x) BBB+ or higher by S&P, and (y) Baa1 or higher by Moody’s, or (b) which is approved by the Administrative Agent, which approval shall not be unreasonably withheld. “Arrangers” means, collectively, Wells Fargo Securities, LLC (in respect of Tranche A-1 and Tranche A-2), KeyBanc Capital Markets, Inc. (in respect of Tranche A-1 and Tranche A-2), U.S. Bank National Association (in respect of Tranche A-1), Fifth Third Bank, National Association (in respect of Tranche A-1), BofA Securities, Inc. (in respect of the Tranche A-1-2), PNC Capital Markets, LLC (in respect of the Tranche A-2) and JPMorgan Chase, N.A. (in respect of the Tranche A-2), in their capacities as joint lead arrangers. “Article” means an article of this Agreement unless another document is specifically referenced. “Authorized Officer” means any of the President and Chief Executive Officer, Executive Vice President and Chief Operating Officer, Vice President and Chief Financial Officer, Vice President, Controller and Chief Accounting Officer or Executive Vice President and General Counsel of Borrower, acting singly. “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement, or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.16(b)(iv). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means the Bankruptcy Code of the United States of America, as amended from time to time.

- 5 - US_ACTIVE\130914507\V-1 “Benchmark” means, initially, with respect to (a) any Daily Simple SOFR Loan, Daily Simple SOFR, and (b) any Term SOFR Loan, Term SOFR; provided that if a Benchmark Transition Event has occurred with respect to the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.16(b). “Benchmark Replacement” means, with respect to any Benchmark Transition Event for the then-current Benchmark, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for such Benchmark giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for syndicated credit facilities denominated in U.S. Dollars at such time and (ii) the related Benchmark Replacement Adjustment, if any; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), if any, that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. Dollar denominated syndicated credit facilities. “Benchmark Replacement Date” means the earlier to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non- representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

- 6 - US_ACTIVE\130914507\V-1 For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to the then-current Benchmark, the occurrence of one or more of the following events with respect to such Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, with respect to any Benchmark, in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

- 7 - US_ACTIVE\130914507\V-1 “Benchmark Unavailability Period” means, with respect to any then-current Benchmark, the period (if any) (i) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.16(a) and (ii) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.16(b). “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Borrower” means InvenTrust Properties Corp., a corporation organized under the laws of the State of Maryland, and its permitted successors and assigns. “Borrowing Date” means a date on which an Advance is made hereunder. “Borrowing Notice” is defined in Section 2.8. “Business Day” means (i) any day other than Saturday, Sunday or any other day on which commercial banks in Cleveland, Ohio or New York, New York are authorized or required by law to close and (ii) with respect to any matters relating to SOFR Loans, a SOFR Business Day. “Capital Reserves” means for any period of four (4) consecutive fiscal quarters, an amount equal to $0.15 per square foot of leasable space. “Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation and any and all warrants or options to purchase any of the foregoing. “Capitalization Rate” means 6.50%. “Capitalized Lease” of a Person means any lease of Property imposing obligations on such Person, as lessee thereunder, which are required in accordance with GAAP to be capitalized on a balance sheet of such Person. “Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

- 8 - US_ACTIVE\130914507\V-1 “Cash Equivalents” means, as of any date: (i) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than one year from such date; (ii) mutual funds organized under the United States Investment Company Act rated AAm or AAm-G by S&P and P-1 by Moody’s; (iii) certificates of deposit or other interest-bearing obligations of a bank or trust company which is a member in good standing of the Federal Reserve System having a short term unsecured debt rating of not less than A-1 by S&P and not less than P-1 by Moody’s (or in each case, if no bank or trust company is so rated, the highest comparable rating then given to any bank or trust company, but in such case only for funds invested overnight or over a weekend) provided that such investments shall mature or be redeemable upon the option of the holders thereof on or prior to a date one month from the date of their purchase; (iv) certificates of deposit or other interest-bearing obligations of a bank or trust company which is a member in good standing of the Federal Reserve System having a short term unsecured debt rating of not less than A-1 by S&P, and not less than P-1 by Moody’s and which has a long term unsecured debt rating of not less than A1 by Moody’s (or in each case, if no bank or trust company is so rated, the highest comparable rating then given to any bank or trust company, but in such case only for funds invested overnight or over a weekend) provided that such investments shall mature or be redeemable upon the option of the holders thereof on or prior to a date three months from the date of their purchase; (v) bonds or other obligations having a short term unsecured debt rating of not less than A-1 by S&P and P-1+ by Moody’s and having a long term debt rating of not less than A1 by Moody’s issued by or by authority of any state of the United States, any territory or possession of the United States, including the Commonwealth of Puerto Rico and agencies thereof, or any political subdivision of any of the foregoing; (vi) repurchase agreements issued by an entity rated not less than A-1 by S&P, and not less than P-1 by Moody’s which are secured by U.S. Government securities of the type described in clause (i) of this definition maturing on or prior to a date one month from the date the repurchase agreement is entered into; (vii) short term promissory notes rated not less than A-1 by S&P, and not less than P-1 by Moody’s maturing or to be redeemable upon the option of the holders thereof on or prior to a date one month from the date of their purchase; and

- 9 - US_ACTIVE\130914507\V-1 (viii) commercial paper (having original maturities of not more than 365 days) rated at least A-1 by S&P and P-1 by Moody’s and issued by a foreign or domestic issuer who, at the time of the investment, has outstanding long-term unsecured debt obligations rated at least A1 by Moody’s. “Change in Control” means (i) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of Borrower’s Capital Stock representing more than thirty-five percent (35%) of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Borrower; provided however, that Persons acquiring Capital Stock of Borrower from Borrower in connection with an acquisition or other transaction with Borrower, without any agreement among such Persons to act together to hold, dispose of, or vote such shares following the acquisition of such shares, shall not be considered a “group” for purposes of this clause (i); or (ii) any change in the majority of the Board of Directors or Board of Trustees of Borrower during any twelve (12) month period, excluding any new directors or trustees whose election by such Board or whose nomination for election by the holders of Borrower’s Capital Stock was approved by a vote of a majority of the directors or trustees then still in office who were either directors or trustees at the beginning of such period or whose election or nomination for election was previously so approved and excluding any change in directors or trustees resulting from (w) the retirement/resignation of any director or trustee as a result of age, illness or compliance with any written policy of Borrower requiring retirement/resignation from the Board upon reaching the retirement age specified in such policy or in connection with Borrower’s majority voting policy, (x) the death or disability of any director or trustee, or (y) satisfaction of any requirement for the majority of the members of the board of directors or trustees of Borrower to qualify under applicable law as independent directors or trustees or (z) the replacement of any director or trustee who is an officer or employee of Borrower or an affiliate of Borrower with any other officer or employee of Borrower or an affiliate of Borrower. “CME” means CME Group Benchmark Administration Ltd. “Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time. “Commitment” means, for each Lender, such Lender’s Tranche A-1 Term Loan Commitment and/or the Tranche A-2 Term Loan Commitment, as applicable. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Conforming Changes” means, with respect to either the use or administration of Daily Simple SOFR or Term SOFR, or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “SOFR Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and

- 10 - US_ACTIVE\130914507\V-1 making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.4 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Debt Service” means, for any period, without duplication, (a) Consolidated Interest Expense for such period plus (b) the aggregate amount of scheduled principal payments attributable to Consolidated Outstanding Indebtedness taken into account in calculating Consolidated Interest Expense which were required to be made during such period (excluding optional or balloon payments) plus (c) a percentage of scheduled principal payments by any Investment Affiliate on Indebtedness of such Investment Affiliate taken into account in calculating Consolidated Interest Expense which were required to be made during such period (excluding optional or balloon payments), equal to the greater of (x) the percentage of the principal amount of such Indebtedness for which any member of the Consolidated Group is liable and (y) the Consolidated Group Pro Rata Share of such Investment Affiliate. “Consolidated Group” means the Borrower and all Subsidiaries which are consolidated with it for financial reporting purposes under GAAP. “Consolidated Group Pro Rata Share” means, with respect to any Investment Affiliate, the percentage of the total economic ownership interests held by the Consolidated Group in the aggregate, in such Investment Affiliate determined by calculating the percentage of the total then- current value of such Investment Affiliate that would be received by the Consolidated Group in the aggregate, upon liquidation of such Investment Affiliate, after repayment in full of all Indebtedness of such Investment Affiliate. “Consolidated Interest Expense” means, for any period without duplication, the sum of (a) the amount of interest expense, determined in accordance with GAAP, of the Consolidated Group for such period attributable to that portion of Consolidated Outstanding Indebtedness during such period incurred by members of the Consolidated Group plus (b) the applicable Consolidated Group Pro Rata Share of any interest expense, determined in accordance with GAAP, of each Investment Affiliate, for such period attributable to Indebtedness of such Investment Affiliate, whether recourse or non-recourse, provided that Consolidated Interest Expense shall exclude (i) interest expense on construction loans during such period to the extent such interest expense was paid from an interest reserve established under such construction loan, (ii) non-cash

- 11 - US_ACTIVE\130914507\V-1 components of interest expense (including but not limited to, the amortization of financing costs and debt premiums), (iii) nonrecurring prepayment premiums or penalties and (iv) the interest component of any Capitalized Lease Obligations. “Consolidated NOI” means, as of any date, without duplication, the aggregate Net Operating Income for the most recent four (4) fiscal quarters for which financial results of Borrower has been reported from all Projects owned by the Consolidated Group at the end of such fiscal quarter. “Consolidated Outstanding Indebtedness” means, as of any date of determination, without duplication, the sum of (a) all Indebtedness of the Consolidated Group outstanding at such date, determined on a consolidated basis in accordance with GAAP (whether recourse or non- recourse), plus, without duplication, (b) the applicable Consolidated Group Pro Rata Share of any Indebtedness of each Investment Affiliate outstanding on such date other than Indebtedness of such Investment Affiliate to a member of the Consolidated Group. “Controlled Group” means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code. “Conversion/Continuation Notice” is defined in Section 2.9. “Covered Party” is defined in Section 9.17. “Co-Syndication Agent” shall mean any of the Tranche A-1 Co-Syndication Agents or the Tranche A-2 Co-Syndication Agents, each acting in its capacity as co-syndication agent hereunder and not in its capacity as a Lender. “Credit Rating” means, as of any date, with respect to either Moody’s, S&P or Fitch, the most recent credit rating assigned to the senior, unsecured, non-credit enhanced, long-term debt of the Borrower issued by such rating agency prior to such date. “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum (rounded in accordance with the Administrative Agent’s customary practice) equal to SOFR for the day (such day, the “SOFR Determination Day”) that is five (5) SOFR Business Days (or such other period as determined by the Administrative Agent based on then prevailing market conventions) prior to (i) if such SOFR Rate Day is a SOFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a SOFR Business Day, the SOFR Business Day immediately preceding such SOFR Rate Day, in each case, as and when SOFR for such SOFR Rate Day is published by the Daily Simple SOFR Administrator on the SOFR Administrator’s Website. If by 5:00 pm (New York City time) on the second (2nd) SOFR Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding SOFR Business Day for which such SOFR was

- 12 - US_ACTIVE\130914507\V-1 published on the SOFR Administrator’s Website; provided, that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. Notwithstanding the foregoing, if Daily Simple SOFR as so determined would be less than the Floor, then Daily Simple SOFR will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Daily Simple SOFR Advance” means a Borrowing comprised of Daily Simple SOFR Loans. “Daily Simple SOFR Loan” means each Loan bearing interest at a rate based upon Daily Simple SOFR Rate. “Daily Simple SOFR Rate” means Daily Simple SOFR plus the SOFR Applicable Margin in effect from time to time. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means an event described in Article VII. “Defaulting Lender” means, subject to Section 10.14, any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender‘s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or

- 13 - US_ACTIVE\130914507\V-1 any other state or federal regulatory authority acting in such a capacity or (iii) become subject to a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 10.14) upon delivery of written notice of such determination to the Borrower and each Lender. “Default Rate” means the interest rate which may apply during the continuance of a Default pursuant to Section 2.11 which shall mean that (i) each SOFR Rate Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 42% per annum and (ii) each Floating Rate Advance or other amount due hereunder shall bear interest at a rate per annum equal to the Floating Rate otherwise applicable to Floating Rate Advances plus 42% per annum. “Delaware LLC” means any limited liability company organized or formed under the laws of the State of Delaware. “Delaware Divided LLC” means any Delaware LLC which has been formed upon consummation of a Delaware LLC Division. “Delaware LLC Division” means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act. “Designated Persons” means a person or entity (a) listed in the annex to, or otherwise subject to the provisions of, any Executive Order; (b) named as a “Specially Designated National and Blocked Person” (“SDN”) on the most current list published by OFAC at its official website or any replacement website or other replacement official publication of such list (the “SDN List”) or is otherwise the subject of any Sanctions Laws and Regulations; (c) in which an entity or person on the SDN List has 50% or greater ownership interest or that is otherwise controlled by an SDN. “Development Projects” means, as of any date, all Projects then under development and all land scheduled to commence development within twelve (12) months, provided that a Project shall no longer be included in Development Projects (and therefore shall be valued based on its Net Operating Income) upon the earlier of (i) the expiration of the third full fiscal quarter after substantial completion (which shall mean the receipt of a temporary certificate of occupancy or a final certificate of occupancy) of such Project and (ii) the last day of the first full fiscal quarter in which the Consolidated NOI attributable to such Project divided by the applicable Capitalization Rate exceeds the book value in accordance with GAAP of such Project at the time it was placed into service.

- 14 - US_ACTIVE\130914507\V-1 “Disbursement Instruction Agreement” means an agreement substantially in the form of Exhibit K hereto to be executed and delivered by the Borrower pursuant to Section 2.21, as the same may be amended, restated, supplemented or otherwise modified from time to time with the prior written approval of the Administrative Agent. “Dividend Payout Ratio” means, for any given period of time for any Person, the ratio of (a) an amount equal to (i) 100% of all dividends or other distributions, direct or indirect, on account of any equity interest of such Person (except for special cash dividends or distributions payable solely in additional equity interests of the same class) during such period, less (ii) any amount of such dividends or distributions constituting Dividend Reinvestment Proceeds, to (b) Funds From Operations of such Person for such period. “Dividend Reinvestment Proceeds” means all dividends or other distributions, direct or indirect, on account of any equity interest of any Person which any holder(s) of such equity interest directs to be used, concurrently with the making of such dividend or distribution, for the purpose of purchasing for the account of such holder(s) additional equity interests in such Person or its subsidiaries. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Ground Lease” means an unsubordinated ground lease as to which no default has occurred and is continuing beyond the expiration of any applicable grace or cure period containing the following terms and conditions: (a) a remaining term (exclusive of any unexercised extension options) of thirty (30) years or more from the date the applicable Project was added to the Unencumbered Pool; (b) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor; (c) the obligation of the lessor to give the holder of any mortgage on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosure, and fails to do so and (d) reasonable transferability of the lessee’s interest under such lease, including ability to sublease. “Eligible Unencumbered Property” means any stabilized commercial property located in the United States which, as of any date of determination, (a) is wholly owned by the Borrower, a Wholly-Owned Subsidiary, or a Joint Venture, in fee simple or pursuant to an Eligible Ground

- 15 - US_ACTIVE\130914507\V-1 Lease, (b) is a retail project, (c) is not subject to any Liens securing Indebtedness or any other Liens (other than Permitted Liens) or claims (including restrictions on transferability or assignability) of any kind (including any such Lien, claim or restriction imposed by the organizational documents of any such Wholly-Owned Subsidiary), (d) is not subject to any agreement (other than the Revolving Loan Documents and Other Pari Passu Debt Documents) which prohibits or limits the ability of the Borrower, any such Wholly-Owned Subsidiary or any such Joint Venture to create, incur, assume or suffer to exist any Lien thereon or upon the Capital Stock of any such Wholly-Owned Subsidiary or any such Joint Venture, in any such case, in violation of Section 6.20, (e) is not subject to any agreement (other than the Revolving Loan Documents and Other Pari Passu Debt Documents) which entitles any Person to the benefit of any Lien (other than Liens in favor of Lenders and other Permitted Liens) thereon or upon the Capital Stock of any such Wholly-Owned Subsidiary or any such Joint Venture or would entitle any Person to the benefit of any Lien thereon or on such Capital Stock upon the occurrence of any contingency (including, without limitation, pursuant to an “equal and ratable” clause), and (f) is not the subject of any material environmental, title or structural issue, as evidenced by a certification of the Borrower. No such commercial property owned by a Wholly-Owned Subsidiary or Joint Venture shall be deemed to be an Eligible Unencumbered Property unless: (i) all Capital Stock of each entity in the chain of ownership between such Wholly-Owned Subsidiary or such Joint Venture (as applicable) and Borrower is not subject to any of the matters described in clauses (c), (d) or (e) of the preceding sentence, except in connection with the Loan Documents, the Revolving Loan Documents and/or the Other Pari Passu Debt Documents, (ii) no bankruptcy or insolvency has occurred and is continuing with respect to such Wholly-Owned Subsidiary, Joint Venture, or any entity in the chain of ownership between such Wholly-Owned Subsidiary or such Joint Venture (as applicable) and Borrower, (iii) such Wholly Owned Subsidiary or such Joint Venture (as applicable) has no Indebtedness (other than pursuant to the Loan Documents, the Revolving Loan Documents and/or the Other Pari Passu Debt Documents), and (iv) no such entity in the chain of ownership between such Wholly-Owned Subsidiary or such Joint Venture (as applicable) and Borrower has Indebtedness other than pursuant to the Loan Documents, the Revolving Loan Documents and/or the Other Pari Passu Debt Documents or Secured Indebtedness or Guarantee Obligations relating solely to Secured Indebtedness of such entity’s other direct or indirect Subsidiaries. Notwithstanding the foregoing, the Required Lenders may, in their sole discretion, elect to approve the addition of any Project which does not meet all of the criteria set forth in the first sentence of this definition as an Eligible Unencumbered Property despite such failure. “Environmental Laws” includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right to Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act;

- 16 - US_ACTIVE\130914507\V-1 the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. “Environmental Laws” shall mean any federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, and rule of common law, now or hereafter in effect and in each case as amended, and any binding judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to pollution or protection of the environment, or human health and safety (as it pertains to exposure to Materials of Environmental Concern). “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any Reportable Event; (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA. “Erroneous Payment Deficiency Assignment” is defined in Section 9.18(d). “Erroneous Payment Impacted Class” is defined in Section 9.18(d). “Erroneous Payment Return Deficiency” is defined in Section 9.18(d). “Erroneous Payment Subrogation Rights” is defined in Section 9.18(d). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Excluded Subsidiary” means, a Subsidiary which (A) owns Projects subject to Indebtedness and the terms of the loan documents for such Indebtedness preclude such

- 17 - US_ACTIVE\130914507\V-1 Subsidiary from entering into the Subsidiary Guaranty, or (B) is an entity which (x) owns no Properties or (y) owns only direct or indirect interests in Projects that are not Unencumbered Properties, so long as the assets owned by the entities subject to this clause (B) in the aggregate, constitute less than 5% of Total Asset Value. For the avoidance of doubt, as of the Agreement Effective Date, each of IA Sacramento Development VP, L.L.C., IA Sacramento Rail, L.L.C., IA Sacramento Holdings, L.L.C., Mainline Holdings, Inc. and Downtown Railyard Venture, L.L.C. shall be Excluded Subsidiaries. “Excluded Swap Obligation” means, with respect to any Subsidiary Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee by such Subsidiary Guarantor of such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (a) by virtue of such Subsidiary Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Subsidiary Guarantor becomes or would become effective with respect to such Swap Obligation or (b) in the case of a Swap Obligation subject to a clearing requirement pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Subsidiary Guarantor is a “financial entity,” as defined in Section 2(h)(7)(C)(i) the Commodity Exchange Act (or any successor provision thereto), at the time the guarantee of such Subsidiary Guarantor becomes or would become effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee is or becomes illegal. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or its Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or its Commitment or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.5, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.5(f) and (d) any withholding Taxes imposed under FATCA. “Excluded Tenants” means, as of any date, any tenant leasing more than 25,000 square feet of gross leasable area at one of the Projects that is subject to a voluntary or involuntary petition for relief under any federal or state bankruptcy codes or insolvency law unless such

- 18 - US_ACTIVE\130914507\V-1 tenant’s lease obligations are guaranteed by an entity whose then current long-term, unsecured debt obligations are rated BBB- or above by S&P or Baa3 or above by Moody’s. “Executive Order” is defined in Section 5.20. “Existing Private Placement Facility” that certain Note Purchase Agreement dated as of June 3, 2022, between the Borrower and certain note purchasers, together with the notes and other note documents issued or delivered thereunder, in each case, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Facility” is defined in Section 2.1. “Facility Amount” means the Tranche A-1 Facility Amount and/or the Tranche A-2 Facility Amount, as applicable. “Facility Termination Date” means (x) with respect to the Tranche A-1 Term Loans, September 22, 2026August 26, 2030, and (y) with respect to the Tranche A-2 Term Loans, March 22February 24, 20272031. “FATCA” means Sections 1471 through 1474 of the Code, as of the Agreement Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement treaty or convention among Governmental Authorities and implementing such sections of the Code. “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent; provided, that, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement for any applicable Loan or portion thereof that has not been identified by the Borrower to the Administrative Agent in writing as being subject to a Swap Contract that provides a hedge against interest rate risk. “Fee Letter” is defined in Section 2.6. “First Amendment” shall mean that certain First Amendment, dated as of September 22, 2021, to this Agreement, by and among the Borrower, the Lenders party thereto and the Administrative Agent.

- 19 - US_ACTIVE\130914507\V-1 “First Amendment Effective Date” has the meaning assigned to such term in the First Amendment, which date is September 22, 2021. “Fitch” means Fitch Ratings Inc., and any successor thereto. “Fixed Charge Coverage Ratio” means, (i) Adjusted EBITDA divided by (ii) the sum of (A) Consolidated Debt Service for the most recent four (4) fiscal quarters for which financial results have been reported, plus (B) all Preferred Dividends, if any, payable with respect to such four (4) fiscal quarters. “Floating Rate” means, for any day, a rate per annum equal to (i) the Alternate Base Rate for such day plus (ii) ABR Applicable Margin for such day, in each case changing when and as the Alternate Base Rate or ABR Applicable Margin changes. “Floating Rate Advance” means an Advance which bears interest at the Floating Rate. “Floating Rate Loan” means a Loan which bears interest at the Floating Rate. “Floor” means a rate of interest equal to 0% per annum. “Foreign Lender” means a Lender that is not a U.S. Person. “Funds From Operations” means, for a given period, an amount equal to the net income (or loss) of Borrower for such period, computed in accordance with GAAP, excluding gains (or losses) from extraordinary items and sales of assets, impairment and other non-cash charges, plus acquisition fees, prepayment or defeasance costs and real estate depreciation and amortization, and after adjustments for unconsolidated affiliates. “GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time, applied in a manner consistent with that used in preparing the financial statements referred to in Section 6.1. “Governmental Authority” means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau, commission, board, department or other entity (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law, and including any supra-national bodies such as the European Union or the European Central Bank. “Guarantee Obligation” means, any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counter-indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (exclusive of contractual indemnities and guarantees of non- monetary obligations (other than guarantees of completion) which have not yet been called on or quantified) (the “primary obligations”) of any other third Person (the “primary obligor”) in any

- 20 - US_ACTIVE\130914507\V-1 manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business or guarantees by the Borrower of liabilities under any interest rate lock agreement utilized to facilitate Indebtedness of another member of the Consolidated Group or an Investment Affiliate. The amount of any Guarantee Obligation shall be an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty is made or, if not stated or determinable, the maximum reasonable anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as recorded on the balance sheet and on the footnotes to the most recent financial statements of Borrower. Notwithstanding anything contained herein to the contrary, guarantees of completion shall not be deemed to be Guarantee Obligations unless and until a claim for payment or performance has been made thereunder, at which time any such guaranty of completion shall be deemed to be a Guarantee Obligation in an amount equal to any such claim. Subject to the preceding sentence, (i) in the case of a joint and several guaranty given by such Person and another Person, the amount of the guaranty shall be deemed to be 100% thereof except in circumstances where such other Person has pledged cash or Cash Equivalents to secure all or any part of such other Person’s guaranteed obligations, in which case the amount of such guaranty shall be reduced by the amount of such cash or Cash Equivalents, and (ii) in the case of a guaranty by a Person (whether or not joint and several) of an obligation which also constitutes Indebtedness of such Person, the amount of such guaranty shall be deemed to be only the guaranteed amount in excess of such Indebtedness of such Person. Notwithstanding anything contained herein to the contrary, Guarantee Obligations shall be deemed not to include guarantees of unused commitments or of the repayment of construction loans to the extent that the proceeds thereunder have not yet been drawn. All matters constituting “Guarantee Obligations” shall be calculated without duplication. “Incremental Term Loan” is defined in Section 2.22(b). “Indebtedness” means, of any Person at any date means without duplication, (a) all indebtedness of such Person for borrowed money including without limitation any repurchase obligation or liability of such Person with respect to securities, accounts or notes receivable sold by such Person (excluding in any calculation of Indebtedness of the Consolidated Group, any Indebtedness of one member of the Consolidated Group owing to another member of the Consolidated Group, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade liabilities and accounts payable incurred in the ordinary course of business and payable in accordance with customary practices), to the extent such obligations constitute indebtedness for the purposes of GAAP (excluding premiums or discounts on debt), (c) any other indebtedness of such Person which is evidenced by a note, bond,

- 21 - US_ACTIVE\130914507\V-1 debenture or similar instrument, (d) all Capitalized Lease Obligations, (e) all obligations of such Person, contingent or otherwise, in respect of bankers’ acceptances, (f) all Guarantee Obligations of such Person (excluding in any calculation of consolidated Indebtedness of the Consolidated Group, Guarantee Obligations of one member of the Consolidated Group in respect of primary obligations of any other member of the Consolidated Group), (g) all reimbursement obligations of such Person for letters of credit, (h) Swap Termination Value, to the extent the obligations under the associated Swap Contract constitutes indebtedness for purposes of GAAP, and (i) all liabilities secured by any lien (other than liens for taxes not yet due and payable) on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof. Notwithstanding the foregoing, Indebtedness shall not include prepaid rents or security deposits, tax liabilities not yet payable, or dividends or distributions declared but not yet paid. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any Subsidiary Guarantor under any Loan Document and (b) to the extent not otherwise described in the immediately preceding clause (a), Other Taxes. “Ineligible Institution” means (a) a natural person, (b) a Defaulting Lender or a direct or indirect parent company of a Defaulting Lender, (c) a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof or (d) the Borrower or any of its Affiliates. “Interest Period” means, with respect to each Term SOFR Advance, a period of one, three or six months as selected by the Borrower; provided, however, that (i) the initial Interest Period for any Advance of a SOFR Loan shall commence on the date of such Advance (the date of an Advance resulting from a Conversion or Continuation shall be the date of such Conversion or Continuation) and each Interest Period occurring thereafter in respect of such Advance shall commence on the first day after the last day of the next preceding Interest Period; (ii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month; (iii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day; (iv) no Interest Period for any SOFR Loan may be selected that would end after the Facility Termination Date; and (v) if, upon the expiration of any Interest Period, the Borrower has failed to (or may not) elect a new Interest Period to be applicable to the respective Advance of SOFR Loans as provided above, the Borrower shall be deemed to have elected to convert such Borrowing to Floating Rate Loans effective as of the expiration date of such current Interest Period. “Investment” of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms

- 22 - US_ACTIVE\130914507\V-1 customary in the trade), deposit account or contribution of capital by such Person to any other Person or any investment in, or purchase or other acquisition of, the stock, partnership interests, notes, debentures or other securities of any other Person made by such Person. “Investment Affiliate” means any subsidiary or joint venture of any member of the Consolidated Group, in which the Consolidated Group, directly or indirectly, has a ten percent (10%) or greater ownership interest and whose financial results are not consolidated under GAAP with the financial results of the Consolidated Group. “Investment Grade Rating” means a rating of BBB- or better from S&P or Fitch and Baa3 from Moody’s. “Joint Venture” means, with respect to Borrower, any Person in whom Borrower or its Subsidiary holds an investment regardless of the percentage or ownership, which such investment is accounted for in the financial statements of Borrower on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of Borrower on the consolidated financial statements of Borrower. “Joint Venture Property” means an Eligible Unencumbered Property owned by a Joint Venture. “Lenders” means the lending institutions listed on the signature pages of the Agreement, their respective successors and assigns, any other lending institutions that subsequently become parties to the Agreement. “Lending Installation” means, with respect to a Lender, any office, branch, subsidiary or affiliate of such Lender. "Leverage Based Pricing Schedule" is defined in Exhibit G. “Leverage Ratio” means the percentage obtained by dividing Consolidated Outstanding Indebtedness by Total Asset Value. “Lien” means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement). “Loan” means, with respect to a Lender, such Lender’s portion of any Advance. “Loan Documents” means the Agreement, the Notes, the Subsidiary Guaranty and any other document from time to time evidencing or securing indebtedness incurred by the Borrower under this Agreement, as any of the foregoing may be amended or modified from time to time. “Loan Parties” means the Borrower and the Subsidiary Guarantors (if any).

- 23 - US_ACTIVE\130914507\V-1 “Majority in Interest” means, when used in reference to Lenders of any Tranche as of any date, (a) in the case of Lenders holding Tranche A-1 Term Loan Commitments, Lenders holding Tranche A-1 Term Loan Commitments representing more than 50% of all Tranche A-1 Term Loan Commitments outstanding at such time (or, if the applicable Tranche A-1 Term Loan Commitments have been terminated or reduced to zero, Lenders holding Tranche A-1 Term Loans representing more than 50% of all Tranche A-1 Term Loans outstanding at such time), and (ii) in the case of Lenders holding Tranche A-2 Term Loan Commitments, Lenders holding Tranche A-2 Term Loan Commitments representing more than 50% of all Tranche A-2 Term Loan Commitments outstanding at such time (or, if the applicable Tranche A-2 Term Loan Commitments have been terminated or reduced to zero, Lenders holding Tranche A-2 Term Loans representing more than 50% of all Tranche A-2 Term Loans outstanding at such time). “Management Fees” means, with respect to each Project for any period, an amount equal to the greater of (a) actual management fees payable with respect thereto or (b) three percent (3%) (or in the case of triple net leased Projects, two percent (2.0%)) per annum on the aggregate base rent and percentage rent due and payable under leases at such Project. “Marketable Securities” means investments in Capital Stock or debt securities issued by any Person (other than an Investment Affiliate) which are publicly traded on a national exchange, excluding Cash Equivalents. The value of any such assets, for purposes hereof and as of any date, shall be the market value of such Marketable Securities. “Material Acquisition” means any transaction, or series of related transactions consummated in the same fiscal quarter, for the purpose of or resulting, directly or indirectly, in the acquisition (including, without limitation, a merger or consolidation or any other combination with another Person) by one or more of the Borrower or any Subsidiary in which the gross purchase price of the assets acquired is equal to or in excess of 15% of the Total Asset Value (without giving effect to such acquisition) of the Borrower as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are publicly available. “Material Adverse Effect” means a material adverse effect on (i) the financial condition or business of the Borrower and the Consolidated Group taken as a whole, (ii) the ability of the Borrower to perform its obligations under the Loan Documents in all material respects, or (iii) the validity or enforceability of any of the Loan Documents. “Materials of Environmental Concern” means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or anyall explosive or radioactive substances or wastes and all hazardous or toxic substances, materials or wastes, defined orwastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes, and other substances or wastes of any nature regulated as such in or under or with respect to which liability or standards of conduct are imposed pursuant to any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation, but excluding substances of kinds and amounts ordinarily used or stored in similar properties for the purposes

- 24 - US_ACTIVE\130914507\V-1 of cleaning or other maintenance or operations or as inventory of tenants and otherwise in compliance with all Environmental Laws.. “Maximum Legal Rate” means the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or in the Note or other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions hereof. “Moody’s” means Moody’s Investors Service, Inc. and its successors. “Mortgage Note Receivable” means any Indebtedness owing to a member of the Consolidated Group which is secured by a first-priority mortgage or deed of trust on commercial real estate having a value in excess of the amount of such Indebtedness and which has been designated by the Borrower as a “Mortgage Note Receivable” in its most recent compliance certificate. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than any Loan Document) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that such term shall not include any covenant, condition or restriction contained in any ground lease from a Governmental Authority (provided that the foregoing limitation shall not in any way waive or modify any of the conditions for qualification of a ground lease as an “Eligible Ground Lease” under the definition of such term). “Net Operating Income” means, with respect to any Project for any period, “property rental and other income” (as determined by GAAP) attributable to such Project accruing for such period; minus the amount of all expenses (as determined in accordance with GAAP) incurred in connection with and directly attributable to the ownership and operation of such Project for such period, including, without limitation, Management Fees and amounts accrued for the payment of ground rent, real estate taxes and insurance premiums, but excluding any general and administrative expenses related to the operation of the Project, any interest expense or other debt service charges, any amortization related to above and below market leases, any straight-lining of rents under GAAP, impairment charges and any non-cash charges such as depreciation or amortization of financing costs. “Non-Consenting Lender” is defined in Section 2.19(b). “Non-Core Properties” means properties that are not retail. “Non-Recourse Indebtedness” means, with respect to any Person, (a) Indebtedness for which the liability of such Person (except for liability for fraud, misrepresentation, misapplication

- 25 - US_ACTIVE\130914507\V-1 of cash, waste, environmental claims and liabilities and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate indemnification agreements in non-recourse financing of real estate, including, without limitation, provisions converting such Indebtedness to recourse in connection with certain bankruptcy filings, transfer violations or other defaults (any such liability being referred to as “Non-Recourse Carveouts”)) either is contractually limited to collateral securing such Indebtedness or is so limited by operation of law and (b) if such Person is a Single Asset Entity, any Indebtedness for borrowed money of such Person. “Note” means a promissory note, in substantially the form of Exhibit I hereto duly executed by the Borrower and payable to the order of a Lender in the amount of its applicable Commitment, including any amendment, modification, renewal or replacement of such promissory note. “Notice of Assignment” is defined in Section 12.3(b). “Obligations” means the Advances and all accrued and unpaid fees and all other obligations of Borrower to the Administrative Agent or the Lenders arising under this Agreement or any of the other Loan Documents, provided, however, that the definition of ‘Obligations’ shall not create any guarantee by any Subsidiary Guarantor of any Excluded Swap Obligations of such Subsidiary Guarantor for purposes of determining any obligations of any Subsidiary Guarantor. “OFAC” means the U.S. Department of the Treasury Office of Foreign Assets Control. “Original Credit Agreement” is defined in the Recitals hereto. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Pari Passu Debt” means (a) the Existing Private Placement Facility and (b) after the Subsidiary Guarantors’ Release Date, any other Indebtedness incurred by Borrower; provided, however, that, in the case of (a) or (b), (i) such Indebtedness shall be pari passu with the Indebtedness evidenced by the Loan Documents and, to the extent outstanding, the Revolving Loan Documents, both in right of payment and with respect to security and (ii) no Guarantee Obligations shall exist under such Indebtedness unless Guarantee Obligations on a pari passu basis in right of payment and with respect to security shall exist (or Borrower shall cause to exist) in favor of the Lenders hereunder and, to the extent outstanding, the lenders under the Revolving Credit Agreement, with such Guarantee Obligations in favor of Lenders to be documented in a manner reasonably satisfactory to Administrative Agent. “Other Pari Passu Debt Documents” all documents and other instruments now or hereafter evidencing any Other Pari Passu Debt, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.

- 26 - US_ACTIVE\130914507\V-1 “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment. “Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; as of the date of this Agreement, and as codified at 31 C.F.R. § 850.101 et seq. “Outstanding Facility Amount” means, at any time, the sum of all then outstanding Advances under the applicable Tranche. “Participant Register” is defined in Section 12.2.3. “Participants” is defined in Section 12.2.1. “Payment Date” means, with respect to the payment of interest accrued on any Advance, the first day of each calendar month. “PBGC” means the Pension Benefit Guaranty Corporation, or any successor thereto. “Percentage” means, as of any date for each Lender, the percentage of the applicable Aggregate Commitment which is represented by such Lender’s applicable Commitment, or if all of the applicable Commitments have been terminated, the percentage of the total applicable Outstanding Facility Amount which is represented by such Lender’s outstanding Loans. “Permitted Investments” are defined in Section 6.19. “Permitted Liens” means (a) Liens for taxes, assessments or governmental charges or levies on a Project if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves shall have been set aside on its books; (b) Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than sixty (60) days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books and there is no risk of loss, forfeiture, or sale of any interest in a Project during the pending of such proceeding; (c) Liens arising out of pledges or deposits under workers’ compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation; (d) Easements, restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material and adverse way affect the marketability of the same or materially and adversely interfere with the use thereof in the business of the Borrower or its Subsidiaries; (e) the rights of tenants under leases or subleases at a Project not interfering with the ordinary conduct of business of the owner of such

- 27 - US_ACTIVE\130914507\V-1 Project; (f) Liens securing judgments that do not otherwise give rise to a Default or Unmatured Default; (g) utility deposits and other deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, purchase contracts, construction contracts, governmental contracts, statutory obligations, surety bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (h) Liens for purchase money obligations for equipment (or Liens to secure Indebtedness incurred within 90 days after the purchase of any equipment to pay all or a portion of the purchase price thereof or to secure Indebtedness incurred solely for the purpose of financing the acquisition of any such equipment, or extensions, renewals, or replacements of any of the foregoing for the same or lesser amount), provided that (l) the Indebtedness secured by any such Lien does not exceed the purchase price of such equipment, (ll) any such Lien encumbers only the asset so purchased and the proceeds upon sale, disposition, loss or destruction thereof, and (lll) such Lien, after giving effect to the Indebtedness secured thereby, does not give rise to a Default or Unmatured Default, and (i) Liens, if any, securing the Indebtedness and other obligations incurred by Borrower pursuant to this Agreement or pursuant to the Revolving Credit Agreement or pursuant to the Other Pari Passu Debt Documents. “Person” means any natural person, corporation, limited liability company, joint venture, partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Plan Assets” means the assets of an employee benefit plan within the meaning of 29 C.F.R. 2510.3-101. “Preferred Dividends” means, with respect to any entity, dividends or other distributions which are payable to holders of any ownership interests in such entity which entitle the holders of such ownership interests to be paid on a preferred basis prior to dividends or other distributions to the holders of other types of ownership interests in such entity. “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks. “Private Placement Facility” that certain Note Purchase Agreement, which may be hereafter entered into by the Borrower and certain of its Subsidiaries with certain note purchasers, together with the notes and other note documents issued or delivered thereunder, in each case,

- 28 - US_ACTIVE\130914507\V-1 as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Prohibited Person” is defined in Section 5.20(b). “Project” means any real estate asset located in the United States owned by the Borrower or any of its Subsidiaries or any Investment Affiliate, and operated or intended to be operated as a retail property or another commercial property allowable under the Permitted Investments definition. “Property” of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person. “Purchasers” is defined in Section 12.3(a). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “QFC Credit Support” is defined in Section 9.17. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant guarantee becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as such an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. "Ratings Based Pricing Schedule" is defined in Exhibit G. “Recourse Indebtedness” means any Indebtedness of the Borrower or any other member of the Consolidated Group for borrowed money with respect to which the liability of the obligor for payment is not limited to the obligor’s interest in specified assets securing such Indebtedness (either contractually or by virtue of the fact that such obligor owns no material assets other than those securing such Indebtedness), provided, however, that the existence of personal recourse of such obligor or others for any such Indebtedness on account of Non-Recourse Carveouts shall not, by itself, cause such Indebtedness to be characterized as Recourse Indebtedness. For purposes of the foregoing and for the avoidance of doubt, (a) if the Indebtedness is partially guaranteed then the portion of such Indebtedness that is not so guaranteed shall still not constitute Recourse Indebtedness if it otherwise satisfies the requirements in this definition, (b) if the liability of a guarantor under any such guaranty is itself limited solely to specific assets of such guarantor then such Indebtedness shall only constitute Recourse Indebtedness by virtue of such guaranty to the extent of then-current value of such specified assets of such guarantor and (c) if such obligor is acting as a guarantor of Indebtedness for purposes of minimizing taxes on the creation of the deed of trust or mortgage securing such Indebtedness and such obligor’s liability

- 29 - US_ACTIVE\130914507\V-1 does not exceed the value of the assets securing such Indebtedness then such obligor’s guarantee obligations shall not constitute Recourse Indebtedness. “Recipient” means the Administrative Agent and any Lender. “Register” is defined in Section 12.3(c). “Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System. “Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System. “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. “Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code. “Required Lenders” means Lenders in the aggregate having more than 50% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding more than 50% of the aggregate unpaid principal amount of the outstanding Advances, provided that, (i) the Commitments and Advances held by any then-current Defaulting Lender shall be subtracted from the Aggregate Commitment and the outstanding Advances solely for the purpose of calculating the Required Lenders at such time and (ii) at all times when two or more Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Required Lenders” shall in no event mean fewer than two Lenders. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Revolving Credit Agreement” means that certain Second Amended and Restated Credit Agreement, dated as of December 21, 2018, by and among Borrower, KeyBank National Association, as administrative agent, and the other financial institutions from time to time party thereto as lenders, as amended as ofthrough the FirstThird Amendment Effective Date, as the

- 30 - US_ACTIVE\130914507\V-1 same may be further amended, restated, supplemented or otherwise modified from time to time, provided that the terms and conditions applicable to the Borrower under the Revolving Credit Agreement, as so amended, restated, supplemented, replaced or otherwise modified from time to time, shall be no more onerous as to the Borrower in any material respect than the corresponding terms and conditions then applicable to the Borrower under this Agreement (other than any terms and conditions applicable to the Borrower under the Revolving Credit Agreement already in effect as of the Third Amendment Effective Date). “Revolving Loan Documents” means the Revolving Credit Agreement and the other loan documents defined as “Loan Documents” therein, as such Revolving Loan Documents may be further amended, restated, supplemented, replaced or otherwise modified from time to time, provided that the terms and conditions applicable to the Borrower under such Revolving Loan Documents, as so amended, restated, supplemented, replaced or otherwise modified from time to time, shall be no more onerous as to the Borrower in any material respect than the corresponding terms and conditions then applicable to the Borrower under the Loan Documents (other than any terms and conditions applicable to the Borrower under the Revolving Loan Documents already in effect as of the Third Amendment Effective Date). “Sacramento Project” means the Project known as The Railyards, located in the City of Sacramento, County of Sacramento, State of California which originally consisted of approximately 205 acres. “Sanctions Laws and Regulations” means any applicable sanctions, prohibitions or requirements imposed by any applicable executive order or by any applicable sanctions program administered by OFAC, the United Nations Security Council, the European Union or HerHis Majesty’s Treasury. “Second Amendment” shall mean that certain Second Amendment, dated as of May 11, 2022, to this Agreement, by and among the Borrower, the Lenders party thereto and the Administrative Agent. “Secured Indebtedness” means any Indebtedness of the Borrower or any other member of the Consolidated Group which is secured by a Lien on a Project, any ownership interests in any Person or any other assets which had, in the aggregate, a value in excess of the amount of such Indebtedness at the time such Indebtedness was incurred. “Section” means a numbered section of this Agreement, unless another document is specifically referenced. “Single Asset Entity” means a Person (other than an individual) that (a) only owns a single Property; (b) is engaged only in the business of owning, developing and/or leasing such Property; and (c) receives substantially all of its gross revenues from such Property. In addition, if the assets of a Person consist solely of (i) Capital Stock in one or more other Single Asset Entities that collectively own a single Property and (ii) cash and other assets of nominal value incidental to such Person’s ownership of the other Single Asset Entities, such Person shall also be deemed to be a Single Asset Entity for purposes hereof.

- 31 - US_ACTIVE\130914507\V-1 “Single Employer Plan” means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group. “S&P” means Standard & Poor’s Ratings GroupS&P Global Inc., and its successors. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Advance” means an Advance comprised of Term SOFR Loans. “SOFR Applicable Margin” means, as of any date, the Applicable Margin used to determine the Daily Simple SOFR Rate or Term SOFR Rate, as applicable, as determined from time to time in accordance with the definition of “Applicable Margin.” “SOFR Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “SOFR Index Adjustment” means 0.10%. “SOFR Loan” means each Loan bearing interest at a rate based upon Adjusted(a) Term SOFR (other than pursuant to clause (iiic) of the definition of “Alternate Base Rate”) or (b) Daily Simple SOFR. “SOFR Rate Advance” means a Term SOFR Advance and/or a Daily Simple SOFR Advance, as the context may require. “SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “Subsidiary” of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries; provided, however, that, with respect to the Borrower, “Subsidiary” shall include all Persons which are required to be consolidated with the Borrower in accordance with GAAP. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Borrower.

- 32 - US_ACTIVE\130914507\V-1 “Subsidiary Guarantor” means, as of any date, each Subsidiary of the Borrower which is then a party to the Subsidiary Guaranty pursuant to Section 6.21., if any. As of the Third Amendment Effective Date, there are no Subsidiary Guarantors. “Subsidiary Guarantors’ Release Date” means the date, if any, on which each Subsidiary Guarantor is released from the Subsidiary Guaranty pursuant to Section 6.21 or other unanimous Lender consent. “Subsidiary Guaranty” means the guaranty required to be executed and delivered by those Subsidiaries of the Borrower which are required to bebecome Subsidiary Guarantors as of the Agreement Effective Datepursuant to Section 6.21, including any joinders executed by additional Subsidiaries required to become Subsidiary Guarantors from time to time hereunder, substantially in the form of Exhibit D attached to this Agreement, as the same may be amended, supplemented or otherwise modified from time to time pursuant to Section 6.21, including any joinders executed by additional Subsidiaries required to become Subsidiary Guarantors from time to time hereunder. “Substantial Portion” means, with respect to any Property of the Borrower or its Subsidiaries, Property which represents more than 10% of then-current Total Asset Value. “Supported QFC” is defined in Section 9.17. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Obligation” means, with respect to any Subsidiary Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark to market value(s) for such Swap Contracts, as determined based upon one or more mid-market or

- 33 - US_ACTIVE\130914507\V-1 other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means for any calculation with respect to a Term SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Lookback Day”) that is two SOFR Business Days prior to the first day of such Interest Period (and rounded in accordance with the Administrative Agent’s customary practice) , as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Lookback Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding SOFR Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding SOFR Business Day is not more than three SOFR Business Days prior to such Lookback Day, and for any calculation with respect to a Floating Rate Loan, the Term SOFR Reference Rate for a tenor of one month on the day that is two SOFR Business Days prior to the date the Alternate Base Rate is determined, subject to the proviso provided above. Notwithstanding the foregoing, if Term SOFR as so determined would be less than the Floor, then Term SOFR will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Term SOFR Administrator” means CME (or a successor administrator of the Term SOFR Reference Rate, as selected by the Administrative Agent in its reasonable discretion). “Term SOFR Advance” means an Advance comprised of Term SOFR Loans. “Term SOFR Loan” means each Loan bearing interest at a rate based upon a Term SOFR Rate. “Term SOFR Rate” means the relevant Adjusted Term SOFR for such Term SOFR Loan Interest Period plus the SOFR Applicable Margin in effect from time to time. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Third Amendment” shall mean that certain Third Amendment, dated as of August 25, 2025, to this Agreement, by and among the Borrower, the Lenders party thereto and the Administrative Agent. “Third Amendment Effective Date” has the meaning assigned to such term in the Third Amendment, which date is August 25, 2025.

- 34 - US_ACTIVE\130914507\V-1 “Total Asset Value” means, as of any date of determination, (i) the Consolidated NOI attributable to Projects then owned by the Borrower or a member of the Consolidated Group (excluding 100% of the Consolidated NOI attributable to Projects not so owned for the prior four fiscal quarters for which Consolidated NOI is calculatedattributable to Projects no longer owned) divided by the Capitalization Rate for each property type applied to the portion of such Consolidated NOI attributable to such property type, plus (ii) 100% of the sum of (x) the price paid for any Projects then owned by the Borrower or a member of the Consolidated Group and first acquired by the Borrower or a member of the Consolidated Group on or after the first day of the most recent four prior fiscal quarters of the Borrower for which financial results have been reported and (y) the cost of capital expenditures actually incurred in connection with such Projects, plus (iii) cash, Cash Equivalents (including cash or Cash Equivalents held in restricted Section 1031 accounts under the sole control of any member of the Consolidated Group) and Marketable Securities owned by the Consolidated Group as of the end of the most recent fiscal quarter of the Borrower for which financial results have been reported, plus (iv) Unimproved Land, Development Projects and Mortgage Note Receivables in each case, to the extent owned by the Consolidated Group as of the end of the most recent fiscal quarter of the Borrower for which financial results have been reported (with each such asset valued at undepreciated GAAP book value, after taking into account any impairments), plus (v) the applicable Consolidated Group Pro Rata Share of (A) Net Operating Income for the most recent four fiscal quarters of the Borrower for which financial results have been reported attributable to any Projects then owned by an Investment Affiliate (excluding Net Operating Income attributable to Projects not so owned for such entire prior four fiscal quarters) divided by (B) the applicable Capitalization Rate, plus (vi) the Consolidated Group Pro Rata Share of the price paid for any Projects then owned by an Investment Affiliate and first acquired by an Investment Affiliate on or after the first day of such period of four prior fiscal quarters plus (vii) the Consolidated Group Pro Rata Share of cash, Cash Equivalents and Marketable Securities owned by Investment Affiliates as of the end of such most recent fiscal quarter plus (viii) the applicable Consolidated Group Pro Rata Shares of Unimproved Land, Development Projects and Mortgage Note Receivables owned by Investment Affiliates as of the end of such most recent fiscal quarter (with each such asset valued at undepreciated GAAP book value, after taking into account any impairments).; provided, that (a) not more than five percent (5%) of the aggregate Total Asset Value may be attributable to assets consisting of Investments in Unimproved Land (other than land included in the definition of Development Projects) (valued at undepreciated GAAP book value, after taking into account any impairments), (b) not more than fifteen percent (15%) of the aggregate Total Asset Value may be attributable to Investments in Investment Affiliates (valued at the portion of Total Asset Value attributable to such entity or its assets as the case may be), (c) not more than fifteen percent (15%) of the aggregate Total Asset Value may be attributable to Investments in Development Projects (valued at undepreciated GAAP book value, after taking into account any impairments), (d) not more than five percent (5%) of the aggregate Total Asset Value may be attributable to Mortgage Note Receivables (valued at undepreciated GAAP book value, after taking into account any impairments), (e) not more than five percent (5%) of the aggregate Total Asset Value may be attributable to Investments in Non- Core Properties (not including properties, or interests in properties, included in clause (a), (c) or (d) of this proviso) (valued at undepreciated GAAP book value, after taking into account any impairments), and (f) not more than twenty-five percent (25%) of the aggregate Total Asset Value may be attributable to Investments described in the foregoing clauses (a) through (e) on a

- 35 - US_ACTIVE\130914507\V-1 combined basis; provided, for the avoidance of any doubt, that in each case of the foregoing clauses (a) through (f), Investments of the type described in such clauses in excess of the applicable percentage limitations set forth therein shall be excluded from the calculation of Total Asset Value. “Tranche” means the Tranche A-1 or the Tranche A-2, as the case may be, and “Tranches” means both collectively. “Tranche A-1” has the meaning specified in Section 2.1. “Tranche A-1 Facility Amount” means, at any time, the sum of all then outstanding Tranche A-1 Term Loans. “Tranche A-1 Co-Syndication Agent” has the meaning specified in the recitals. “Tranche A-1 Term Loan” has the meaning specified in Section 2.1. “Tranche A-1 Term Loan Commitment” means, with respect to each Lender, the obligation to make a Tranche A-1 Term Loan in the principal amount set forth on Schedule 1, or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to Section 12.3(b), as such amount may be modified from time to time pursuant to the terms hereof. “Tranche A-2” has the meaning specified in Section 2.1. “Tranche A-2 Facility Amount” means, at any time, the sum of all then outstanding Tranche A-2 Term Loans. “Tranche A-2 Co-Syndication Agent” has the meaning specified in the recitals. “Tranche A-2 Term Loan” has the meaning specified in Section 2.1. “Tranche A-2 Term Loan Commitment” means, with respect to each Lender, the obligation to make a Tranche A-2 Term Loan in the principal amount set forth on Schedule 2, or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to Section 12.3(b), as such amount may be modified from time to time pursuant to the terms hereof. “Transferee” is defined in Section 12.4. “Type” means, with respect to any Advance, its nature as either a Floating Rate Advance or, Daily Simple SOFR Advance or Term SOFR Advance. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6of11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

- 36 - US_ACTIVE\130914507\V-1 “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unencumbered Pool” means the, as of any date, all then-current Unencumbered Properties. “Unencumbered Pool NOI” means, as of any date of determination, the sum of (a) the aggregate Net Operating Income for the most recent four (4) full fiscal quarters for which financial results of Borrower have been reported attributable to Unencumbered Properties owned by (i) the Borrower or (ii) a Subsidiary Guarantor, or after the Subsidiary Guarantors’ Release Date, the Wholly-Owned Subsidiary or Joint Venture that owns an Unencumbered Property, for the entirety of such period, as adjusted by deducting therefrom any income attributable to Excluded Tenants plus, (b) in the case of any Unencumbered Property that was owned by (i) the Borrower or (ii) a Subsidiary Guarantor, or after the Subsidiary Guarantors’ Release Date, the Wholly-Owned Subsidiary or Joint Venture that owns an Unencumbered Property, as of the last day of such most recent period of four (4) fiscal quarters, but not so owned for the full period, the amount of Net Operating Income that would have been earned if such Unencumbered Property had been so owned for such period of four (4) full fiscal quarters, as established by Borrower and reasonably approved by the Administrative Agent on behalf of the Lenders, plus (c) in the case of any Unencumbered Property owned by (i) the Borrower or (ii) a Subsidiary Guarantor, or after the Subsidiary Guarantors’ Release Date, the Wholly-Owned Subsidiary or Joint Venture that owns an Unencumbered Property, as of such date of determination, but not so owned as of the last day of such most recent period of four (4) fiscal quarters, the amount of Net Operating Income that would have been earned if such Unencumbered Property had been so owned for such period of four (4) full fiscal quarters, as established by Borrower and reasonably approved by the Administrative Agent on behalf of the Lenders. Net Operating Income of a Joint Venture Property shall be limited to the aggregate ownership percentage of Borrower and its Subsidiaries in such Joint Venture. “Unencumbered Pool Value” means, as of any date of determination, (a) the aggregate Adjusted Unencumbered NOI attributable to Unencumbered Properties included in the Unencumbered Pool as of such determination date and also owned for the entirety of the most recent four (4) consecutive fiscal quarters for which financial results of Borrower have been reported (provided that the contribution to Adjusted Unencumbered Pool NOI on account of any Unencumbered Property shall not in any event be a negative number) divided by the Capitalization Rate, plus (b) the aggregate acquisition cost of all Unencumbered Properties included in the Unencumbered Pool as of such determination date but not so owned for such period of four (4) consecutive entire fiscal quarters. For purposes of this definition, to the extent that the aggregate amount included in Unencumbered Pool Value on account of any of the following categories: a) a single Project, b) Projects leased to any single tenant, c) Projects leased to a single tenant with a remaining lease term of less than five (5) years, or d) properties subject to a ground lease; would exceed twenty percent (20%) of Unencumbered Pool Value, the amount

- 37 - US_ACTIVE\130914507\V-1 in excess of twenty percent (20%) of Unencumbered Pool Value attributable to such category shall be disregarded in the calculation of Unencumbered Pool Value. In addition, to the extent that the aggregate amount included in the Unencumbered Pool Value on account of Joint Venture Properties would exceed five percent (5%), the amount in excess of five percent (5%) of Unencumbered Pool Value attributable to such category shall be disregarded in the calculation of Unencumbered Pool Value. “Unencumbered Property” or “Unencumbered Properties” means any Eligible Unencumbered Property, as of the AgreementThird Amendment Effective Date, or and any Eligible Unencumbered Property that has been subsequently added to the Unencumbered Pool, but excluding any Eligible Unencumbered Property that has been removed from the Unencumbered Pool, in each case, as designated by the Borrower in its most recent compliance certificate. “Unencumbered Property Due Diligence” means such information regarding a proposed Unencumbered Property as the Administrative Agent may reasonably request to confirm that it meets the requirements of an Eligible Unencumbered Property, including, but not limited to, if applicable; rent roll, operating statements, and leases. “Unfunded Liabilities” means the amount (if any) by which the present value of all vested nonforfeitable benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans. “Unimproved Land” means as of any date, land on which no development (other than improvements that are not material and are temporary in nature) has occurred and for which no development is scheduled in the twelve (12) months after such date. “Unmatured Default” means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default. “Unsecured Indebtedness” means, with respect to any Person, all Indebtedness of such Person for borrowed money that does not constitute Secured Indebtedness or Guarantee Obligations. Notwithstanding the foregoing, Unsecured Indebtedness shall include Recourse Indebtedness that is secured solely by ownership interests in another Person that owns a Project which is encumbered by a mortgage securing Indebtedness. "Unsecured Interest Coverage Ratio" means, (i) Adjusted Unencumbered NOI divided by (ii) Unsecured Interest Expense. “Unsecured Interest Expense” means, as of any date of determination, that portion of Consolidated Interest Expense attributable to Unsecured Indebtedness for the most recent two (2) fiscal quarters of the Consolidated Group for which financial results have been reported, annualized.

- 38 - US_ACTIVE\130914507\V-1 “Unsecured Leverage Ratio” means, as of any date of determination, the percentage obtained by dividing (i) Unsecured Indebtedness of the Consolidated Group outstanding as of such date by (ii) Unencumbered Pool Value. “U.S. Person” means (i) for purposes of Sections 5.23 and 6.24 hereof, any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States, and (ii) for all other purposes, any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” shall have the meaning given to such term in Section 3.5(e)(ii)(B)(III). “Wholly-Owned Subsidiary” of a Person means, as of any date, any Subsidiary of such Person 100% of the equity securities or other equity ownership interests of which (other than in the case of a corporation, directors’ qualifying shares, or, in the case of any entity qualifying or desiring to qualify as a real estate investment trust, so-called “accommodation” shareholders) are at such time directly or indirectly owned by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Withholding Agent” means the Borrower and the Administrative Agent. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Notice Regarding Rates: The interest rate on Loans denominated in Dollars may be determined by reference to a benchmark rate that is, or may in the future become, the subject of regulatory reform or cessation. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of,

- 39 - US_ACTIVE\130914507\V-1 administration of, submission of, calculation of or any other matter related to the Alternate Base Rate, Daily Simple SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Alternate Base Rate, Daily Simple SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Alternate Base Rate, Daily Simple SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Alternate Base Rate, Daily Simple SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. The Administrative Agent will, in keeping with industry practice, continue using its current rounding practices in connection with the Alternate Base Rate, Daily Simple SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR. In connection with the use or administration of Daily Simple SOFR and Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Daily Simple SOFR and Term SOFR. ARTICLE II. THE CREDIT Generally. Subject to the terms and conditions of this Agreement, (A) each Lender identified on Schedule 1 severally agrees to make Advances through the Administrative Agent to Borrower on or prior to the FirstThird Amendment Effective Date in an aggregate amount not to exceed its Tranche A-1 Term Loan Commitment (such Advances, the “Tranche A-1 Term Loans” and the portion of the Facility relating thereto being the “Tranche A-1”), and (B) each Lender identified on Schedule 2 severally agrees to make Advances through the Administrative Agent to Borrower on or prior to the FirstThird Amendment Effective Date in an aggregate amount not to exceed its Tranche A-2 Term Loan Commitment (such Advances, the “Tranche A-2 Term Loans”

- 40 - US_ACTIVE\130914507\V-1 and the portion of the Facility relating thereto being the “Tranche A-2”). Amounts repaid or prepaid in respect of the Advances may not be reborrowed. The Advances may be ratable Floating Rate Advances or ratable SOFR Rate Advances. This facility (“Facility”) is a term loan credit facility. Each Lender shall fund its applicable Percentage of each Advance and no Lender will be required to fund any amounts which would exceed such Lender’s then-current unused Commitment for the applicable Tranche. On the Third Amendment Effective Date, the parties hereto agree that the amount of each Lender’s (i) Tranche A-1 Term Loan Commitment is set forth opposite the name of such Lender on Schedule 1 attached hereto and (ii) Tranche A-2 Term Loan Commitment is set forth opposite the name of such Lender on Schedule 2 attached hereto. On the Third Amendment Effective Date, the outstanding principal amount of the Loans of each Tranche shall be allocated among the Lenders in accordance with their respective Percentages of such Tranche. To effect such allocations, (1) each Lender whose Percentage of any Tranche on the Third Amendment Effective Date exceeds the Percentage applicable to its Commitment for such Tranche under this Agreement as in effect immediately prior to the Third Amendment Effective Date and (2) any Lender providing a new Commitment with respect to any Tranche hereunder on the Third Amendment Effective Date, shall make an Advance to Agent in such amount as is necessary so that the aggregate principal amount of Loans of each Tranche held by such Lender, as applicable, as of the Third Amendment Effective Date shall equal such Lender’s Percentage of the aggregate outstanding amount of the Loans of such Tranche as of the Third Amendment Effective Date. The Administrative Agent shall make such amounts of the proceeds of such Advances available to each Lender whose Percentage of each applicable Tranche on the Third Amendment Effective Date is less than the amount of such Lender’s Percentage applicable to its Commitment of such Tranche under this Agreement immediately prior to the Third Amendment Effective Date (including, without limitation, any such Lender who ceases to have a Commitment of such Tranche on the Third Amendment Effective Date) as is necessary so that the aggregate principal amount of Loans held by such Lender with respect to each applicable Tranche as of the Third Amendment Effective Date shall equal such Lender’s Percentage of the aggregate principal amount of the Loans of such Tranche as of the Third Amendment Effective Date. The foregoing allocations of the Loans shall be deemed to have occurred with the same force and effect as if the same were assignments of such Loans evidenced by an assignment agreement; provided, however, that, except for Notes to be provided to certain of the Lenders, no other documents, instruments or assignment fees shall be, or shall be required to be, executed or paid in connection with such allocations (all of which are hereby waived, as necessary). Each of the Lenders hereby agrees to waive any amounts that would otherwise be required to be compensated by the Borrower pursuant to Section 3.4 in connection with the reallocation specified in this paragraph. Ratable Advances. Each Advance hereunder shall consist of Loans made from the several Lenders ratably based on each Lender’s applicable Percentage and Advances shall be made ratably between Tranches unless otherwise directed by the Borrower pursuant to the applicable Borrowing Notice. The ratable Advances may be Floating Rate Advances, SOFR Rate Advances or a combination thereof, selected by the Borrower in accordance with Sections 2.8

- 41 - US_ACTIVE\130914507\V-1 and 2.9. Upon a Lender funding all or any portion of its applicable Commitment, such Commitment of such Lender shall terminate by the amount so funded. Periodic Principal Payments. (a) Optional Prepayments. The Borrower may, upon at least one (1) Business Day’s notice to the Administrative Agent, prepay the Advances, which notice shall specify the date and amount of prepayment and whether the prepayment is of SOFR Rate Advances, Floating Rate Advances or a combination thereof, and if a combination thereof, the amount allocable to each; provided, however, that (i) any partial prepayment under this Subsection shall be in an amount not less than $1,000,000 or a whole multiple of $100,000 in excess thereof; and (ii) any SOFR Rate Advance prepaid on any day other than the last day of the applicable Interest Period must be accompanied by any amounts payable pursuant to Section 3.4. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to Section 3.4. (b) Mandatory Prepayments. Mandatory partial principal payments shall be due from time to time if, due to any reduction in the Unencumbered Pool Value or in the Adjusted Unencumbered NOI, whether by an Unencumbered Property failing to continue to satisfy the requirement for qualification as an Eligible Unencumbered Property or by a reduction in the Unencumbered Pool Value or the Adjusted Unencumbered NOI attributable to any Unencumbered Property, or due to an increase in the Unsecured Indebtedness of the Consolidated Group and/or the Unsecured Interest Expense, the applicable Outstanding Facility Amount shall be in excess of the maximum amount permitted under clauses (e) or (f) of Section 6.17. Such principal payments shall be in the amount needed to restore Borrower to compliance with such covenants. Such mandatory principal payments shall be due and payable (i) in the case of any such reduction arising from resultsnon-compliance with clauses (e) or (f) of Section 6.17 reported in a quarterly or annual financial statement of Borrower and related compliance certificate, ten (10) Business Days after delivery of such quarterly or annual financial statement and compliance certificate under Section 6.1 evidencing such reductionnon-compliance or (ii) in all other cases, ten (10) Business Days after Borrower’s receipt of notice from the Administrative Agent of any such failurenon-compliance with clauses (e) or (f) of Section 6.17 (including any such non-compliance arising from a failure of an Unencumbered Property to continue to qualify as an Unencumbered Property or any sucha reduction in the amount contributed by any Unencumbered Property to the Adjusted Unencumbered NOI or Unencumbered Pool Value). Final Principal Payment. Any outstanding Advances and all other unpaid Obligations with respect to the Commitments and the Advances not required to be repaid earlier pursuant to the terms hereof shall be paid in full by the Borrower on the applicable Facility Termination Date.

- 42 - US_ACTIVE\130914507\V-1 [Reserved]. Other Fees. The Borrower agrees to pay all fees payable to the Administrative Agent and Arrangers, as applicable, pursuant to the Borrower’s letter agreements with the Administrative Agent and the Arrangers (collectively, the “Fee Letters”). [Intentionally Deleted]. Method of Selecting Types and Interest Periods for New Advances. The Borrower shall select the Type of Advance and, in the case of each SOFR Rate Advance, the Interest Period applicable to each Advance from time to time. The Borrower shall give the Administrative Agent irrevocable notice (a “Borrowing Notice”) in the form attached as Exhibit F hereto (i) not later than 1:00 p.m. New York time on the Business Day immediately preceding the Borrowing Date of each Floating Rate Advance, and (ii) not later than noon New York time, at least three (3) Business Days before the Borrowing Date for each SOFR Rate Advance of: (i) the Borrowing Date, which shall be a Business Day, of such Advance, (ii) the aggregate amount of such Advance, (iii) the Type of Advance selected (and in the absence of any selection it shall be assumed that the Borrower has selected a Floating Rate Advance), and (iv) the Tranche in respect of which such Advance is requested, (v) in the case of each SOFR Rate Advance, the selection of a Daily Simple SOFR Advance or Term SOFR Advance (in the absence of any selection, it shall be assumed that the Borrower has selected a Daily Simple SOFR Advance), and in the case of each Term SOFR Advance, the Interest Period applicable thereto (and in the absence of any selection it shall be assumed that the Borrower has selected an Interest Period of one month). Each applicable Lender shall make available its Loan or Loans, in funds immediately available in New York to the Administrative Agent at its address specified pursuant to Article XIII on each Borrowing Date not later than (i) 11:00 a.m. (New York time), in the case of Floating Rate Advances which have been requested by a Borrowing Notice given to the Administrative Agent not later than 1:00 p.m. (New York time) on the Business Day immediately preceding such Borrowing Date, or (iii) noon (New York time) in the case of all other Advances. The Administrative Agent will make the funds so received from the Lenders available to the Borrower at the account specified by the Borrower in the Borrowing Notice. Any Advances of Incremental Term Loans hereunder shall be made in accordance with Section 2.22(b). No Interest Period may end after the applicable Facility Termination Date, and, unless the Lenders otherwise agree in writing, in no event may there be more than six (6) different Interest Periods for SOFR Rate Advances outstanding at any one time.

- 43 - US_ACTIVE\130914507\V-1 Conversion and Continuation of Outstanding Advances. Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into SOFR Rate Advances. Each SOFR Rate Advance shall continue as a SOFR Rate Advance until the end of the then applicable Interest Period therefor, at which time such SOFR Rate Advance shall be automatically converted as a SOFR Rate Advance, but with an Interest Period of one month unless the Borrower shall have given the Administrative Agent an irrevocable notice (a “Conversion/Continuation Notice”) requesting that, at the end of such Interest Period, such SOFR Rate Advance either continue as a SOFR Rate Advance for the same or another Interest Period or be converted to an Advance of another Type. Notwithstanding the provision for automatic conversion in the foregoing sentence, if the effective date of any such automatic conversion is less than one month prior to the then-current Facility Termination Date, such SOFR Rate Advance shall be automatically converted into a Floating Rate Advance. Subject to the terms of Section 2.7, the Borrower may elect from time to time to convert all or any part of an Advance of any Type into any other Type or Types of Advances; provided that, if any conversion of any SOFR Rate Advance shall be made on any day other than the last day of the Interest Period applicable thereto, the Borrower shall be obligated to pay the amounts, if any, payable pursuant to Section 3.4. The Borrower shall give the Administrative Agent a Conversion/Continuation Notice regarding each conversion of an Advance to a SOFR Rate Advance or continuation of a SOFR Rate Advance not later than 11:00 a.m. (New York time), at least three (3) Business Days, in the case of a conversion into or continuation of a SOFR Rate Advance, prior to the date of the requested conversion or continuation, specifying: (i) the requested date which shall be a Business Day, of such conversion or continuation; (ii) the aggregate amount, Tranche and Type of the Advance which is to be converted or continued; and (iii) the amount and Type(s) of Advance(s) into which such Advance is to be converted or continued and, in the case of a conversion into or continuation of a SOFR Rate Advance, the duration of the Interest Period applicable thereto. Changes in Interest Rate, Etc. Each Floating Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is converted from a SOFR Rate Advance into a Floating Rate Advance pursuant to Section 2.9 to but excluding the date it becomes due or is converted into a SOFR Rate Advance pursuant to Section 2.9 hereof, at a rate per annum equal to the Floating Rate for such day. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each SOFR Rate Advance shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the SOFR Rateinterest rate as applicable to such SOFR Rate Advance. Rates Applicable After Default. Notwithstanding anything to the contrary contained in Section 2.8 or 2.9, during the continuance of a Default or Unmatured Default the Required

- 44 - US_ACTIVE\130914507\V-1 Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that no Advance may be made as, converted into or continued as a SOFR Rate Advance. During the continuance of a Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that the Default Rate shall apply; provided, however, that the Default Rate shall become applicable automatically if a Default occurs under Section 7.1 or 7.2, unless waived by the Required Lenders. Method of Payment. All payments of the Obligations hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Administrative Agent at the Administrative Agent’s address specified pursuant to Article XIII, or at any other Lending Installation of the Administrative Agent located in the continental United States specified in writing at least three (3) Business Days in advance by the Administrative Agent to the Borrower, by noon (New York time) on the date when due and shall be applied ratably by the Administrative Agent among the applicable Lenders. As provided elsewhere herein, all Lenders’ interests in the Advances and the Loan Documents shall be ratable undivided interests and none of such Lenders’ interests shall have priority over the others. Each payment delivered to the Administrative Agent for the account of any Lender or amount to be applied or paid by the Administrative Agent to any Lender shall be paid promptly (on the same day as received by the Administrative Agent if received prior to noon (New York time) on such day and otherwise on the next Business Day) by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at its address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender. Payments received by the Administrative Agent but not timely funded to the Lenders shall bear interest payable by the Administrative Agent at the Federal Funds Rate from the date due until the date paid. None of the funds or assets of the Borrower that are used to pay any amount due pursuant to this Agreement shall constitute funds obtained from transactions with or relating to Designated Persons or countries which are the subject of sanctions under any Sanctions Laws and Regulations. Notwithstanding the foregoing, amounts received from any Loan Party that is not a Qualified ECP Guarantor shall not be applied to Obligations that are Excluded Swap Obligations. Notes; Notices. Any Lender may request that Loans made by it be evidenced by a Note, and each Lender is hereby authorized to record the principal amount of each of its Loans and each repayment on the schedule attached to its Note, provided, however, that the failure to so record shall not affect the Borrower’s obligations under such Note. The Borrower hereby authorizes the Lenders and the Administrative Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on written notices made by any Authorized Officer and Borrower agrees to deliver promptly to the Administrative Agent such written notice. The Administrative Agent will at the request of the Borrower, from time to time, but not more often than monthly, provide notice of the amount of the outstanding Aggregate Commitment, the Type of Advance, and the applicable interest rate, if for a SOFR Rate Advance. Upon a Lender’s furnishing to Borrower an affidavit and indemnity in form and substance reasonably acceptable to the Borrower, if a Note is mutilated, destroyed, lost or stolen, Borrower

- 45 - US_ACTIVE\130914507\V-1 shall deliver to such Lender, in substitution therefore, a new note containing the same terms and conditions as such Note being replaced. Interest Payment Dates; Interest and Fee Basis. Interest accrued on each Advance shall be payable on each Payment Date, at maturity, whether by acceleration or otherwise, and upon any termination of the Aggregate Commitment in its entirety. Interest and all other fees shall be calculated for actual days elapsed on the basis of a 360-day year, except for interest calculated utilizing the Alternate Base Rate, which shall be based on the actual number of days elapsed over a year of 365 or 366 days, as applicable. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (New York time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment. Interest and other amounts payable at the Default Rate shall be payable on demand. Notification of Advances, Interest Rates and Prepayments. The Administrative Agent will notify each Lender of the contents of each Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder not later than the close of business on the Business Day such notice is received by the Administrative Agent. The Administrative Agent will notify each Lender of the interest rate applicable to each SOFR Rate Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate. Inability to Determine Interest Rate (a) Temporary Inability to Determine Rates. If (A) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that AdjustedDaily Simple SOFR or Term SOFR cannot be determined pursuant to the definition thereof or (B) the Required Lenders determine that for any reason in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that AdjustedDaily Simple SOFR or Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, and the Required Lenders have provided notice of such determination to the Administrative Agent, in each case of (A) and (B), on or prior to the first day of any Interest Period, the Administrative Agent will promptly so notify the Borrower and each Lender. Upon notice thereof by the Administrative Agent to the Borrower, (i) any obligation of the Lenders to make or continue the applicable SOFR Loans or to convert Floating Rate Loans to SOFR Loans shall be suspended (to the extent of the affected Interest Periods) until the Administrative Agent revokes such notice and (ii) if such determination affects the calculation of the Alternate Base Rate, the Administrative Agent shall during the period of such suspension compute the Alternate Base Rate without reference to clause (iiic) of the definition of “Alternate Base Rate” until the Administrative Agent revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of any applicable SOFR

- 46 - US_ACTIVE\130914507\V-1 Loans (to the extent of the affected SOFR Loans or affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Floating Rate Loans in the amount specified therein and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into Floating Rate Loans at the end of the applicable Interest Period. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 3.4. If the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on Floating Rate Loans shall be determined by the Administrative Agent without reference to clause (iiic) of the definition of “Alternate Base Rate” until the Administrative Agent revokes such determination. (b) Permanent Inability to Determine Rate; Benchmark Replacement. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of the then-current Benchmark with a Benchmark Replacement pursuant to this Section 2.16(b) will occur prior to the applicable Benchmark Transition Start Date. Unless and until a Benchmark Replacement is effective in accordance with this clause (i), all Loans shall be converted into Floating Rate Loans in accordance with the provisions of Section (a) above. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of the implementation of any Benchmark Replacement and the effectiveness of any Conforming Changes. The Administrative Agent will notify the Borrower and the removal or reinstatement of any tenor of a Benchmark. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to

- 47 - US_ACTIVE\130914507\V-1 this Section 2.16(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.16(b). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if any then- current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non- representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative or incompliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for the applicable SOFR Rate Advance of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Floating Rate Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon Adjusted Term SOFR (or then-current Benchmark) will not be used in any determination of Base Rate. Lending Installations. Each Lender may book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time; provided that

- 48 - US_ACTIVE\130914507\V-1 such change does not increase the amounts payable by the Borrower under Article III. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice at least three (3) Business Days in advance to the Administrative Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made. Non-Receipt of Funds by the Administrative Agent. Unless the Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the time at which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Rate for such day or (ii) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan. If such Lender so repays such amount and interest thereon to the Administrative Agent within one (1) Business Day after such demand, all interest accruing on the Loan not funded by such Lender during such period shall be payable to such Lender when received from the Borrower. Replacement of Lenders under Certain Circumstances. (a) The Borrower shall be permitted to replace any Lender which (a) shall be owed amounts pursuant to Sections 3.1, 3.2 or 3.5, (b) is not capable of receiving payments without any deduction or withholding of United States federal income tax pursuant to Section 3.5, (c) cannot maintain its SOFR Rate Loans at a suitable Lending Installation pursuant to Section 3.3, or (d) is a Defaulting Lender, with a replacement bank or other financial institution; provided that (i) such replacement does not conflict with any applicable legal or regulatory requirements affecting the Lenders, (ii) no Default shall have occurred and be continuing at the time of such replacement, (iii) the Borrower shall repay (or the replacement bank or institution shall purchase, at par) all Loans and other amounts owing to such replaced Lender prior to the date of replacement, (iv) the Borrower shall be liable to such replaced Lender under Section 3.4 if any SOFR Rate Loan owing to such replaced Lender shall be prepaid (or purchased) other than on the last day of the Interest Period relating thereto, (v) the replacement bank or institution, if not already a Lender or an Approved Bank, and the terms and conditions of such replacement, shall be reasonably satisfactory to the Administrative Agent (and no such replacement bank or financial institution shall be an Ineligible Institution), (vi) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 12.3 (provided that

- 49 - US_ACTIVE\130914507\V-1 the Borrower shall be obligated to pay the processing fee referred to therein), (vii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 3.5 and (viii) any such replacement shall not be deemed to be a waiver of any rights which the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender. (b) If any Lender (such Lender, a “Non-Consenting Lender”) has failed to consent to a proposed amendment or waiver that, pursuant to the terms of Section 8.2, requires the consent of such Lender and with respect to which the Required Lenders or a Majority in Interest, as applicable, have granted their consent, then the Borrower may elect to replace a Non-Consenting Lender as a Lender party to this Agreement; provided that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrower and, if not already a Lender or an Approved Bank, the Administrative Agent shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an assignment substantially in the form of Exhibit B and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of Section 12.3, and (ii) the Borrower shall pay to such Non-Consenting Lender in same day funds on the day of such replacement all interest, fees and other amounts then accrued but unpaid to such Non- Consenting Lender by the Borrower hereunder to and including the date of termination, including without limitation, payments due to such Non-Consenting Lender under Sections 3.2 and 3.5. Usury. This Agreement and each Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject any Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If by the terms of this Agreement or the Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the interest rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding. Funds Transfer Disbursements. The Borrower hereby authorizes Administrative Agent to disburse the proceeds of any Advance made by the Lenders or any of their Affiliates pursuant to the Loan Documents as requested by an authorized representative of the Borrower to any of the accounts designated in the Disbursement Instruction Agreement.

- 50 - US_ACTIVE\130914507\V-1 Termination or Increase in Commitments. (a) Borrower shall have the right, upon at least three (3) Business Days’ notice, to terminate or cancel, in whole or in part, any unused portion of the Aggregate Commitments, provided that each partial reduction shall be in a minimum amount of $1,000,000 or any whole multiple of $100,000 in excess thereof. Any partial termination of the Aggregate Commitment shall be applied to reduce each Lender’s applicable Commitment on a pro rata basis and shall be allocated ratably between Tranches (unless otherwise directed by the Borrower in writing to the Administrative Agent). Once terminated or reduced, the Aggregate Commitment may not be reinstated or increased thereafter. (b) Provided Borrower has not exercised any right to terminate or reduce the Aggregate Commitment and provided no Default or Unmatured Default has occurred and is then continuing, the Borrower shall also have the right from time to time to increase the Aggregate Commitment and to incur additional term loan Advances (collectively, “Incremental Term Loans”) in an aggregate amount (when taken together with all then- outstanding Advances) not to exceed $400,000,000800,000,000 by either adding new Approved Banks as Lenders to provide new Commitments or obtaining the agreement of one or more existing Lenders to increase their Commitments. Any such increase by existing Lenders shall be at the sole discretion of such Lenders and no Lender shall have any obligation to increase any of its Commitments. The Administrative Agent’s approval of any such new Lenders shall not be unreasonably withheld or delayed; provided, that no new Lender shall be an Ineligible Institution. On the effective date of any such increase, the Borrower shall pay to the Administrative Agent, and the Arrangers any amounts due to them under the Fee Letters (if any) on account of such increase in the Aggregate Commitment and shall pay to each new lender or then-existing Lender providing such additional Commitment the up-front fee agreed to by the Borrower in its commitment letter with such party. Such increases in the Aggregate Commitments shall be evidenced by the execution and delivery of an Amendment Regarding Increase in the form of Exhibit J attached hereto by the Borrower, the Administrative Agent and the new Lender or existing Lender providing such additional Commitment and related Incremental Term Loans, a copy of which shall be forwarded to each Lender by the Administrative Agent promptly after execution thereof. In addition, on or before the effective date of any such increase in the Aggregate Commitments, the Subsidiary Guarantors (if any) shall execute a consent to such increase ratifying and continuing their obligations under the Subsidiary Guaranty. Upon each such increase in the Aggregate Commitments, the related Incremental Term Loans shall be advanced in full on the effective date of such increase in the Aggregate Commitment. In no event shall the Aggregate Commitments exceed $800,000,000 without the approval of all of the Lenders. Any increase in the Aggregate Commitment made pursuant to this Section 2.22(b) shall be allocated between Tranches as mutually agreed to by the Borrower and the Administrative Agent. In connection with such increase in the Aggregate Commitments pursuant to this Section 2.22(b), any Lender becoming a party hereto shall (1) execute such documents and agreements as the Administrative Agent may reasonably request and (2) in the case of any Lender that is organized under

- 51 - US_ACTIVE\130914507\V-1 the laws of a jurisdiction outside of the United States of America, provide to the Administrative Agent, its name, address, tax identification number and/or such other information as shall be necessary for the Administrative Agent to comply with “know your customer” and anti-money laundering rules and regulations, including without limitation, the Act. Applications of Moneys Received. All moneys collected or received by the Administrative Agent on account of the Facility directly or indirectly shall be applied in the following order of priority: (i) to the payment of all reasonable costs incurred in the collection of such moneys; (ii) to the reimbursement of any amounts due to the Lenders in accordance with Article III; (iii) to the payment of any fees to the Administrative Agent then due; (iv) to the payment of accrued and unpaid interest then due to the Lenders (other than Defaulting Lenders) under any Loan Documents to and including the date of such application (ratably, and without duplication, according to the accrued and unpaid interest due under each of the Loan Documents); (v) (a) in case the entire unpaid principal of the Loans shall not have become due and payable, (i) the whole amount received as interest then due to the Lenders (other than Defaulting Lenders) as their respective Percentages appear, and (ii) the whole amount, if any, received as principal (x) unless a Default has occurred and is then continuing, first to Floating Rate Advances in accordance with the Lenders’ respective Percentages, and second to SOFR Rate Advances in accordance with the Lenders’ respective Percentages (in each case, ratably between Tranches (unless otherwise directed by the Borrower in writing to the Administrative Agent)) or (y) if a Default has occurred and is then continuing, on a pro rata basis to the Lenders as their respective Percentages appear, or (b) in case the entire unpaid principal of the Loans shall have become due and payable, as a result of a Default or otherwise, to the payment of the whole amount then due and payable on the Loans for principal, together with interest thereon at the Default Rate or the interest rate, as applicable, to the Lenders (other than Defaulting Lenders) as their respective Percentages appear (in each case, ratably between Tranches) until all Loans held by such Lenders and all interest thereon has been paid in full; (vi) To the payment of any other fees, reimbursement or indemnification obligations of Borrower then due to the Lenders (other than the Defaulting Lenders) under any Loan Documents, on a pro rata basis in accordance with the respective amounts due to such Lenders; and

- 52 - US_ACTIVE\130914507\V-1 (vii) to the payment of any sums due to the Defaulting Lenders in accordance with their respective Percentages of such aggregate unpaid sums (provided that Administrative Agent shall have the right to set-off against such sums any amounts due from such Defaulting Lender). ARTICLE III. CHANGE IN CIRCUMSTANCES Yield Protection. Subject to the provisions of Section 3.6, if, on or after the date of this Agreement, the adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in the interpretation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or applicable Lending Installation with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency: (a) subjects any Lender or any applicable Lending Installation party hereto to any Taxes, or changes the basis of taxation of payments (other than for Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, and Connection Income Taxes) to any Lender in respect of its SOFR Rate Loans, or (b) imposes or increases or makes applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than the Reserve Requirement and any otherany reserves and assessments taken into account in determining the interest rate applicable to SOFR Rate Advances, if any), or (c) imposes any other condition the direct result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining its SOFR Rate Loans, or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with its SOFR Rate Loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of SOFR Rate Loans, by a material amount, and the result of any of the foregoing is to increase the cost to such Lender or applicable Lending Installation, as the case may be, of making or maintaining its SOFR Rate Loans or Commitment or to reduce the return received by such Lender or applicable Lending Installation in connection with such SOFR Rate Loans or Commitment, then, subject to the provisions of Section 3.6, Borrower shall pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction in amount received. Changes in Capital Adequacy Regulations. If a Lender in good faith determines the amount of capital or liquidity required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a

- 53 - US_ACTIVE\130914507\V-1 result of a Change (as hereinafter defined), then, within 15 days of demand by such Lender, Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such Lender's capital which such Lender in good faith determines is attributable to this Agreement, its outstanding credit exposure hereunder or its obligation to make Loans hereunder (after taking into account such Lender’s policies as to capital adequacy). “Change” means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines (as hereinafter defined) or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital or liquidity required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. Notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines and directives promulgated thereunder and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change”, regardless of the date enacted, adopted or issued. “Risk-Based Capital Guidelines” means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, regardless of the date enacted, adopted or issued. [Reserved]. Funding IndemnificationThe Borrower shall compensate each Lender upon its written request (which request shall set forth the detailed basis for requesting and the method of calculating such compensation), for all reasonable losses, costs, expenses and liabilities (including, without limitation, any loss, cost, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its SOFR Loans) which such Lender may sustain in connection with any of the following: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of SOFR Loans does not occur on a date specified therefor in a Notice of Borrowing or a Notice of Continuation or Conversion (whether or not withdrawn by the Borrower or deemed withdrawn); (ii) if any repayment, prepayment, Conversion or Continuation of any SOFR Loan occurs on a date that is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any of its SOFR Loans is not made on any date specified in a notice of prepayment given by the Borrower; (iv) as a result of an assignment by a Lender of any SOFR Loan other than on the last day of the Interest Period applicable thereto pursuant to a request by the Borrower pursuant to Section 2.9 or (v) as a consequence of (y) any other default by the Borrower to repay or prepay any SOFR Loans when required by the terms of this Agreement or (z) an election made pursuant to Section 2.9. The written request of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such request within 10 days after receipt thereof.

- 54 - US_ACTIVE\130914507\V-1 Taxes. (a) All payments by the Borrower and the Subsidiary Guarantors hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim, and free and clear of and without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower or applicable Subsidiary Guarantor shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.5) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) The Borrower and the Subsidiary Guarantors shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) The Borrower and the Subsidiary Guarantors shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.5) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error; provided that the determinations in such statement are made on a reasonable basis and in good faith. (d) Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower or a Subsidiary Guarantor has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of Borrower and each Subsidiary Guarantor to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.2 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document

- 55 - US_ACTIVE\130914507\V-1 or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this subsection. (e) As soon as practicable after any payment of Taxes by the Borrower or any Subsidiary Guarantor to a Governmental Authority pursuant to this Section 3.5, Borrower or such Guarantor shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in the immediately following clauses (ii)(A), (ii)(B) and (ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person: (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an electronic copy (or an original if requested by the Borrower

- 56 - US_ACTIVE\130914507\V-1 or the Administrative Agent) of an executed IRS Form W-8BEN, or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN, or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (II) an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8ECI; (III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit GL-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN, or W-8BEN-E, as applicable; or (IV) to the extent a Foreign Lender is not the beneficial owner, an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit GL-2 or Exhibit GL-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit GL-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an electronic copy (or an original if requested by the Borrower or the Administrative Agent) of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation

- 57 - US_ACTIVE\130914507\V-1 prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (f) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.5 (including by the payment of additional amounts pursuant to this Section 3.5), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 3.5 with respect to the Taxes giving rise to such refund), net of all out-of- pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund has not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it reasonably deems confidential) to the indemnifying party or any other Person. (g) Each party’s obligations under this Section 3.5 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Lender Statements; Survival of Indemnity. If any Lender becomes entitled to claim any additional amounts pursuant to Sections 3.1, 3.2 or 3.5, Borrower shall not be required to pay the same unless they are the result of requirements imposed generally on lenders similar to such Lender and not the result of some specific reserve or similar requirement imposed on such Lender as a result of such Lender’s special circumstances. If any Lender becomes entitled to claim any additional amounts pursuant to Sections 3.1, 3.2 or 3.5, such Lender shall provide Borrower with not less than thirty (30) days written notice (with a copy to the Administrative Agent) specifying in reasonable detail the event by reason of which it has become so entitled and the additional amount required to fully compensate Lender for such additional cost or reduced amount; provided

- 58 - US_ACTIVE\130914507\V-1 that Borrower is not required to compensate Lender pursuant to Sections 3.1, 3.2 or 3.5 for any increased costs or reductions incurred more than ninety (90) days prior to the date that such Lender notifies Borrower of the events giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefore. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its SOFR Rate Loans to reduce any liability of Borrower to such Lender under Sections 3.1, 3.2 and 3.5 or to avoid the unavailability of SOFR Rate Advances under Section 2.16, so long as such designation is not, in the reasonable judgment of such Lender, disadvantageous to such Lender. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a SOFR Rate Loan shall be calculated as though each Lender funded its SOFR Rate Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining theTerm SOFR Base Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable thirty (30) days after receipt by Borrower of such written statement. The obligations of Borrower under Sections 3.1, 3.2, 3.4, and 3.5 shall survive payment of the Obligations and termination of this Agreement. ARTICLE IV. CONDITIONS PRECEDENT Initial Advance. This Agreement shall not be effective (and the Lenders shall not be required to make the initial Advance hereunder unless and until this Agreement is effective) unless and until (a) the Borrower shall, prior to or concurrently therewith, have paid all fees due and payable to the Lenders and the Administrative Agent hereunder, and (b) the Borrower shall have furnished to the Administrative Agent the following: (a) Duly executed counterparts of this Agreement, the Notes payable to each of the Lenders (to the extent requested by the Lenders), the Subsidiary Guaranty and any other additional Loan Documents, signed by each applicable party thereto; (b) (A) Certificates of good standing for each Loan Party from its state of organization, certified by the appropriate governmental officer and dated as of a recent date, and (B) foreign qualification certificates for each Loan Party certified by the appropriate governmental officer and dated as of a recent date, for each jurisdiction in which an Unencumbered Property owned by such Loan Party is located; (c) Copies of the formation documents (including code of regulations, if appropriate) of the Loan Parties, certified by the appropriate governmental officer, and further certified as of a recent date by an officer of the Borrower or such other Loan Party, as appropriate, together with all amendments thereto; (d) Incumbency certificates, executed by officers of the Loan Parties, which shall identify by name and title and bear the signature of the Persons authorized to sign

- 59 - US_ACTIVE\130914507\V-1 this Agreement and the additional Loan Documents and to make borrowings hereunder on behalf of such parties, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the applicable Loan Party; (e) Copies, certified by a Secretary or an Assistant Secretary of the applicable Loan Party, of the Board of Directors’ resolutions (and resolutions of other bodies, if any are reasonably deemed necessary by counsel for the Administrative Agent) authorizing the Advances provided for herein, with respect to the Borrower, and the execution, delivery and performance of this Agreement and the additional Loan Documents to be executed and delivered by the applicable Loan Party; (f) Written opinions of the Loan Parties’ counsel, addressed to the Lenders in form and substance reasonably acceptable to the Administrative Agent; (g) A certificate, signed by an Authorized Officer of the Borrower, stating that on the Agreement Effective Date no Default or Unmatured Default has occurred and is continuing, and there has been no change in the financial condition or business of the Borrower and the Consolidated Group taken as a whole since the date of the most recent financial statements delivered to the Administrative Agent which would have a Material Adverse Effect, and that all representations and warranties of the Borrower are true and correct in all material respects as of the Agreement Effective Date; (h) The most recent financial statements of the Borrower; (i) The Disbursement Instruction Agreement; (j) A pro forma compliance certificate in the form of Exhibit A, utilizing the covenants established herein and executed by the Borrower’s chief financial officer or chief accounting officer; (k) Evidence that all fees due to each of the Lenders with respect to this Agreement have been paid; (l) The Unencumbered Property Due Diligence; (m) A certificate, signed by an Authorized Officer of the Borrower, stating that on the Agreement Effective Date there are no actions, suits, investigations or proceedings, pending or threatened, in any court or before any arbitrator or Governmental Authority that is reasonably expected to have a material adverse effect on the Borrower and the Consolidated Group, taken as a whole, or that is reasonably expected to have a material adverse effect on any transaction contemplated hereby or on the ability of the Borrower or the Subsidiary Guarantors, taken as a whole, to perform their respective obligations under the Loan Documents;

- 60 - US_ACTIVE\130914507\V-1 (n) Evidence satisfactory to the Administrative Agent of payment in full of all amounts due to any lender under the Original Credit Agreement which is not continuing as a Lender hereunder; (o) A Beneficial Ownership Certification, if Borrower qualifies as a legal entity customer under the Beneficial Ownership Regulation, which such Beneficial Ownership Certification shall also be delivered to any Lender that so requests in addition with any other “know your customer” information that such Lender requests; (p) Evidence satisfactory to the Administrative Agent that the modified Revolving Credit Agreement has become, or is becoming, effective on such date; and (q) Such other documents as the Administrative Agent or its counsel may have reasonably requested, the form and substance of which documents shall be reasonably acceptable to the parties and their respective counsel. For purposes of determining compliance with the conditions specified in this Section 4.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a lender upon delivery of its executed signature page to the Administrative Agent without conditions for release or, if a Lender delivers its signature page with conditions for release, notice from that Lender to the Administrative Agent (or its counsel) that such conditions for release have been met. Each Advance and Issuance. The Lenders shall not be required to make any Advance unless on the applicable Borrowing Date: (a) Prior to, and after giving effect to such Advance or issuance, there shall not exist any Default or Unmatured Default; and (b) The representations and warranties contained in Article V are true and correct as of such Borrowing Date with respect to the Loan Parties in existence on such Borrowing Date, except (i) to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date or (ii) for changes in factual circumstances which are permitted by this Agreement. Each Borrowing Notice with respect to each such Advance shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 4.2(a) (in the case of the initial Borrowing Notice) and (b) have been satisfied. ARTICLE V. REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants to the Lenders that:

- 61 - US_ACTIVE\130914507\V-1 Existence. Borrower is a corporation duly organized and validly existing under the laws of the State of Maryland, with its principal place of business in Downers Grove, Illinois and is duly qualified as a foreign corporation, properly licensed (if required), in good standing and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to be so qualified, licensed and in good standing and to have the requisite authority would not have a Material Adverse Effect. Each of the Borrower’s Subsidiaries are duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and have all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to be so qualified, licensed and in good standing and to have the requisite authority would not have a Material Adverse Effect. Authorization and Validity. The Borrower has the corporate power and authority and legal right to execute and deliver the Loan Documents and to perform its obligations thereunder. The execution and delivery by the Borrower of the Loan Documents and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings, and the Loan Documents constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity, or by the discretion of any court in awarding equitable remedies, regardless of whether such enforcement is considered in a proceeding of equity or at law. No Conflict; Government Consent. Neither the execution and delivery by the Borrower or the other Loan Parties of the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower, or any of Borrower’s Subsidiaries or the Borrower’s or any Subsidiary’s articles of incorporation, operating agreements, partnership agreement, or by-laws, or the provisions of any indenture, instrument or agreement to which the Borrower or any of Borrower’s Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, except where such violation, conflict or default would not have a Material Adverse Effect, or result in the creation or imposition of any Lien in, of or on the Property of the Borrower or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required as a condition to the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents other than the filing of a copy of this Agreement. Financial Statements; Material Adverse Effect. All consolidated financial statements of the Loan Parties heretofore or hereafter delivered to the Lenders were prepared in accordance with GAAP in effect on the preparation date of such statements and fairly present in all material respects the consolidated financial condition and operations of the Loan Parties at such date and the consolidated results of their operations for the period then ended and include all material contingent obligations, subject, in the case of interim financial statements, to normal

- 62 - US_ACTIVE\130914507\V-1 and customary year-end adjustments. From the preparation date of the most recent financial statements delivered to the Lenders through the AgreementThird Amendment Effective Date, there was no change in the business, properties, or condition (financial or otherwise) of the Borrower and its Subsidiaries whichhas been no event or circumstance that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect. Taxes. The Loan Parties have filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided or such taxes, the failure to make payment of which when due and payable will not have, in the aggregate, a Material Adverse Effect. No tax liens have been filed and no claims are being asserted with respect to such taxes. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are adequate. Litigation. Except as set forth on Schedule 5.6 hereto or as set forth in written notice to the Administrative Agent from time to time, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Loan Parties which could reasonably be expected to have a Material Adverse Effect. Subsidiaries. Schedule 5.7 hereto contains, an accurate list of all Subsidiaries of the Borrower, setting forth their respective jurisdictions of incorporation or formation and the percentage of their respective capital stock or partnership or membership interest owned by the Borrower or other Subsidiaries as of the date hereofThird Amendment Effective Date. All of the issued and outstanding shares of capital stock of such Subsidiaries that are corporations have been duly authorized and issued and are fully paid and non-assessable. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $40,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $40,000,000 the fair market value of the assets of all such underfunded Plans. Accuracy of Information. No information, exhibit or report furnished by the Loan Parties to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

5.10. Regulations of the Board. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

5.11. Material Agreements. Neither the Borrower nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any agreement to which it is a party, which default could have a Material Adverse Effect, or (ii) any agreement or instrument evidencing or governing Indebtedness, which default would constitute a Default hereunder.

5.12. Compliance With Laws. The Borrower has complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property, except for any non-compliance which would not have a Material Adverse Effect. The Loan Parties have not received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable federal, state and local environmental, health and safety statutes and regulations or the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could have a Material Adverse Effect.

5.13. Ownership of Properties. On the ~~date of this Agreement~~Third Amendment Effective Date, the Borrower and its Subsidiaries will have good and marketable title, free of all Liens other than those permitted by Section 6.14, to all of the Unencumbered Properties.

5.14. Investment Company Act. Neither the Borrower nor any ~~Subsidiary~~of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

5.15. Solvency.

(a) Immediately after the ~~Agreement~~Third Amendment Effective Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of such Loans, (i) the fair value of the assets of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the Property of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower and its

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~~US_ACTIVE\130914507\V-1~~

Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the ~~date hereof~~Third Amendment Effective Date.

(b) The Borrower and its Subsidiaries on a consolidated basis have not incurred debts beyond their ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

5.16. Insurance. The Loan Parties carry, or cause to be carried, insurance on their Projects, including each Unencumbered Property, with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar Projects in localities where the Borrower and its Subsidiaries operate, including, without limitation:

(a) Property and casualty insurance (including coverage for flood and other water damage for any Project located within a 100-year flood plain) in the amount of the replacement cost of the improvements at the Projects (to the extent replacement cost insurance is maintained by companies engaged in similar business and owning similar properties);

(b) Builder's risk insurance for any Project under construction in the amount of the construction cost of such Project;

(c) Loss of rental income insurance in the amount not less than one year's gross revenues from the Projects; and

(d) Comprehensive general liability insurance in the amount of $20,000,000 per occurrence.

5.17. REIT Status. Borrower is qualified as a real estate investment trust under Section 856 of the Code and currently is in compliance in all material respects with all provisions of the Code applicable to the qualification of the Borrower as a real estate investment trust.

5.18. Environmental Matters. Each of the following representations and warranties is true and correct on and as of the ~~Agreement~~Third Amendment Effective Date, except (X) as disclosed on the environmental assessments delivered to the Administrative Agent pursuant to this Agreement or on Schedule 5.18 attached hereto or ~~to the extent that the facts and circumstances giving rise to any the failure of such representations and warranties to be true and correct,~~(Y) for any matters that, either individually or in the aggregate, ~~could~~would not reasonably be expected to ~~have~~result in a Material Adverse Effect:

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~~US_ACTIVE\130914507\V-1~~

- 65 - US_ACTIVE\130914507\V-1 (i) To the best knowledge of the Borrower, withWith respect to all Projects owned by the Borrower and/or its Subsidiaries (x) for at least twothree (23) years, have in the last twothree years, or (y) for less than twothree (23) years, have for such period of ownership, been in compliance in all material respects with all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. (ii) Neither the Borrower nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Projects, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened. (iii) To the best knowledge of the Borrower, Materials of Environmental Concern have not been transported or disposed of to or from the Projects of the Borrower and its Subsidiaries in violation of, or in a manner or to a location which could reasonably give rise to liability of the Borrower or any Subsidiary under, Environmental Laws, nor have any Materials of Environmental Concern migrated or been generated, treated, stored or disposed of at, on or under any of the Projects of the Borrower and its Subsidiaries in violation of, or in a manner that could give rise to liability of the Borrower or any Subsidiary under, any applicable Environmental Laws. (iv) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any of its Subsidiaries is or, to the Borrower’s knowledge, will be named as a party with respect to the Projects of the Borrower and its Subsidiaries, nor are there any consent decrees or other decrees, consent orders, administrative order or other orders, or other administrative of judicial requirements outstanding under any Environmental Law with respect to the Projects of the Borrower and its Subsidiaries. (v) To the best knowledge of the Borrower, thereThere has been no release or threat of release of Materials of Environmental Concern at or from the Projects of the Borrower and its Subsidiaries, or arising from or related to the operations of the Borrower and its Subsidiaries in connection with the Projects in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws. Unencumbered Properties. As of the AgreementThird Amendment Effective Date, Exhibit H is a correct and complete list of all Unencumbered Properties. Each of the Unencumbered Properties included by Borrower in calculations of the Unencumbered Pool Value satisfies all of the requirements contained in this Agreement for the same to be included therein. Anti-Terrorism Laws.

- 66 - US_ACTIVE\130914507\V-1 (a) None of Borrower and Borrower’s Subsidiaries is in violation of any Sanctions Laws and Regulations or any other laws or regulations relating to terrorism or money laundering (“Anti-Terrorism Laws”), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”) and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56. (b) None of Borrower and Borrower’s Subsidiaries, or, to the best of Borrower’s knowledge any of their respective directors, officers, brokers or other agents acting with respect to or benefiting from this Agreement is a Prohibited Person. A “Prohibited Person” is any of the following: (1) a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (2) a person or entity owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (3) a person or entity with whom any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (4) a person or entity who commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or (5) a person or entity that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list. (c) None of Borrower and Borrower’s Subsidiaries (1) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Prohibited Person, (2) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (3) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. Borrower does not intend to use, shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan or (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or (ii) in any manner that would result in the violation of any applicable Sanctions Laws and Regulations. Borrower has instituted and maintains policies and procedures designed to promote and achieve

- 67 - US_ACTIVE\130914507\V-1 compliance with applicable Anti-Corruption Laws and applicable Sanctions Laws and Regulations by the Borrower, its Subsidiaries, and their respective directors, officers, employees, and agents (solely to the extent such agents will act in any capacity in any capacity in connection with or benefit from this Agreement). Beneficial Ownership Certification. As of the AgreementThird Amendment Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects. Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries is a ‘covered foreign person’ as that term is used in the Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries currently engages, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. ARTICLE VI. COVENANTS During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing: Financial Reporting. The Borrower will maintain for the Consolidated Group a system of accounting established and administered in accordance with GAAP, and furnish to the Administrative Agent and the Lenders: (a) As soon as available, but in any event not later than sixty (60) days after the close of each of the first three fiscal quarters of any fiscal year, for the Consolidated Group, an unaudited consolidated balance sheet as of the close of each such period and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Consolidated Group for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, all certified by the Borrower’s chief financial officer or chief executive officer; (b) Together with the quarterly and annual financial statements required hereunder, the following reports, all certified by an Authorized Officer of the Borrower:

- 68 - US_ACTIVE\130914507\V-1 (1) a schedule listing all Projects of the Borrower and its Subsidiaries and summary information for each such Project, including location, square footage, occupancy, Net Operating Income and debt, (2) a statement of the Adjusted Unencumbered NOI and occupancy percentage of the Unencumbered Pool as of the end of the prior fiscal quarter, and (3) a list of all Subsidiary Guarantors as of the end of the most recently ended quarterly or annual fiscal period (if any). (c) As soon as available, but in any event not later than ninety (90) days after the close of each fiscal year, for the Consolidated Group, audited financial statements, including a consolidated balance sheet as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, prepared by the Borrower’s existing certified public accountant or another independent certified public accountants of nationally recognized standing reasonably acceptable to the Administrative Agent; (d) Together with the quarterly and annual financial statements required hereunder, a compliance certificate in substantially the form of Exhibit A hereto signed by the Borrower’s chief financial officer, chief accounting officer or chief operating officer showing the calculations and computations necessary to determine compliance with this Agreement as of the last day of the period covered by such quarterly or annual financial statement, including without limitation such information as is reasonably requested by the Administrative Agent to determine compliance as of such date with the covenants contained in Sections 6.16 and 6.17 of this Agreement, and stating that, to such officer’s knowledge, no Default or Unmatured Default exists, or if, to such officer’s knowledge, any Default or Unmatured Default exists, stating the nature and status thereof; (e) As soon as possible and in any event within ten (10) days after a responsible officer of the Borrower knows thereof, the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Default under Section 7.10 of this Agreement; (f) As soon as possible and in any event within ten (10) days after receipt by a responsible officer of the Borrower, a copy of (i) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any Material of Environmental Concern into the environment, and (ii) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulationEnvironmental Law by the Borrower or any of its Subsidiaries, which, in the case of either (i) or (ii) could have a Material Adverse Effect;

- 69 - US_ACTIVE\130914507\V-1 (g) Promptly following the execution thereof, notice and copies thereof of all amendments, modifications, supplements, consents and waivers under the Revolving Credit Agreement; provided that, unless otherwise requested by the Administrative Agent, such notice shall not be required while the Administrative Agent is a party to the Revolving Credit Agreement (it being understood and agreed that any such notice shall be provided in accordance with Section 13.1 of this Agreement and, for the avoidance of doubt, may be transmitted by email). (h) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished, including without limitation all form 10-K and 10-Q reports filed with the SEC; and (i) Such other information (including, without limitation, financial statements for the Borrower, statements detailing the contributions to Consolidated NOI from individual Projects and non-financial information) as the Administrative Agent may from time to time reasonably request. At the Borrower’s option, the Borrower may deliver information required to be delivered pursuant to this Section 6.1 by posting any such information to an internet website maintained by the Borrower or to the website of the Securities and Exchange Commission (www.sec.gov). Any such information provided in such manner shall only be deemed to have been delivered to the Administrative Agent or a Lender (i) on the date on which the Administrative Agent or such Lender, as applicable, receives notice from the Borrower that such information has been posted and (ii) only if such information is publicly available without charge on such website. If for any reason, the Administrative Agent or a Lender either did not receive such notice or after reasonable efforts was unable to access such website, then the Administrative Agent or such Lender, as applicable, shall not be deemed to have received such information. In addition to any manner permitted by Article XIII, the Borrower may notify the Administrative Agent or a Lender that information has been posted to such a website by causing an e-mail notification to be sent to an e-mail address specified from time to time by the Administrative Agent or such Lender, as applicable. Notwithstanding the foregoing, (i) the Administrative Agent and each Lender is responsible for signing up, and agrees to signup, for e-mail notifications, if any, permitted by the Borrower’s internet website and by submitting the e-mail address to which the Administrative Agent or such Lender, as the case may be, desires to have e-mail notifications delivered to the Administrative Agent or such Lender and the Administrative Agent and each Lender hereby agree that such e- mail notifications to such e-mail addresses will satisfy the notification requirements of this Section 6.1, and (ii) failure of the Administrative Agent or any Lender to sign up for such e-mail notifications or to keep such e-mail addresses current shall relieve the Borrower from any obligation to provide e-mail notifications to the Administrative Agent or such Lender in order to for the Borrower to be entitled to deliver information required to be delivered pursuant to this Section 6.1 by posting such information to the Borrower’s internet website. Use of Proceeds. The Borrower will use, and will cause each of its Subsidiaries to use, the proceeds of the Advances for its own account for general corporate purposes of the Borrower and its Subsidiaries in the ordinary course of its business, including without limitation

- 70 - US_ACTIVE\130914507\V-1 the repayment of Indebtedness, Property acquisitions, capital expenditures, development, redevelopment, capital reserves, working capital and any other transaction not prohibited hereunder. The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances (i) to purchase or carry any “margin stock” (as defined in Regulation U) if such usage could constitute a violation of Regulation U by any Lender, or (ii) to fund any purchase of, or offer for, a controlling portion of the Capital Stock of any Person, unless the board of directors or other manager of such Person has consented to such offer. The Borrower shall not, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity (i) to fund any activities or business of or with any Designated Person, or in any country or territory, that at the time of such funding is the subject of any sanctions under any Sanctions Laws and Regulations , or (ii) in any other manner that would result in a violation of any Sanctions Laws and Regulations by any party to this Agreement. No Loan, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions Law or Regulation. Notice of Default. The Borrower will give notice in writing to the Administrative Agent and the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect promptly after obtaining knowledge thereof. Conduct of Business. The Borrower will do, and will cause each Loan Party to do, all things necessary to remain duly incorporated or duly qualified, validly existing and in good standing as a trust, corporation, limited liability company, general partnership or limited partnership, as the case may be, in its jurisdiction of incorporation/formation (except with respect to mergers and other investments not prohibited hereunder and Permitted Investments) and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted and to carry on and conduct their businesses in substantially the same manner as they are presently conducted where the failure to do so could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor its Subsidiaries may undertake any business other than the acquisition of commercial properties, providing mortgage note receivables, engaging in construction activities and any business activities and investments incidental thereto (including investments in Marketable Securities) and certain additional activities permitted within the limitations imposed on such additional activities pursuant to Section 6.19 below. Taxes. The Borrower will pay, and will cause each of its Subsidiaries to pay, when due all taxes, assessments and governmental charges and levies upon them or their income, profits or Projects, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside. Insurance. The Borrower will, and will cause each of its Subsidiaries to, maintain insurance which is consistent with the representation contained in Section 5.16 on all their Projects and the Borrower will furnish to the Administrative Agent upon reasonable request full information as to the insurance carried.

- 71 - US_ACTIVE\130914507\V-1 Compliance with Laws. The Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which they may be subject, the violation of which could reasonably be expected to have a Material Adverse Effect. Maintenance of Properties. The Borrower will, and will cause each of its Subsidiaries to, do all things necessary to maintain, preserve, protect and keep their respective Projects, in good condition and repair, working order and condition, ordinary wear and tear excepted, in each case where the failure to so maintain, preserve, protect and keep in good condition and repair will have a Material Adverse Effect. Inspection. The Borrower will, and will cause each of its Subsidiaries to, permit the Administrative Agent upon reasonable notice and during normal business hours and subject to rights of tenants, by its representatives and agents, to inspect any of the Projects, corporate books and financial records of the Borrower and each of its Subsidiaries, to examine and make copies of the books of accounts and other financial records of the Borrower and each of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and each of its Subsidiaries with officers thereof, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Administrative Agent may designate. Maintenance of Status. The Borrower shall at all times maintain its status as a real estate investment trust in compliance with all applicable provisions of the Code relating to such status. Dividends; Distributions; Redemptions. The Borrower and its Subsidiaries shall be permitted to declare and pay dividends on their Capital Stock, to make distributions with respect thereto from time to time and to honor requests to redeem their Capital Stock, provided, however, that in no event shall the Borrower: (i) , without the consent of the Administrative Agent and the Required Lenders, pay any such dividends or make any such distributions or honor any redemption requests on any Capital Stock (including without limitation the declaration and payment of Preferred Dividends or the making of distributions to holders of shares in the Borrower), if such dividends and distributions paid and redemption requests honored on account of the then-current fiscal quarter and the three immediately preceding fiscal quarters, in the aggregate for such period, would cause the Dividend Payout Ratio to exceed 95% for such period or (ii) without the consent of the Administrative Agent and the Required Lenders, pay any such dividends or make any such distributions or make any such redemptions if (A) any Default has occurred and is then continuing or (B) any Unmatured Default arising under Section 7.1 or Section 7.2 hereof has occurred and is then continuing; provided however that notwithstanding the foregoing, (x) Borrower and its Subsidiaries shall in all cases be permitted to distribute whatever amount of dividends and distributions is necessary to maintain the Borrower’s tax status as a real estate investment trust, which dividends and distributions may be made in cash or in Capital Stock at the Borrower’s option and (y) from and after the Third Amendment Effective Date, Borrower shall be permitted to purchase shares of its Capital Stock pursuant to a tender offer in an aggregate amount of up to $100,000,000.

- 72 - US_ACTIVE\130914507\V-1 [Intentionally Deleted]. Plan Assets. The Borrower hereby covenants and agrees that (i) Borrower shall not use any Plan Assets to repay or secure the Obligations, (ii) no assets of the Borrower or any Subsidiary Guarantor are or will be Plan Assets, (iii) each Plan will be in compliance with all applicable requirements of ERISA and the Code except to the extent any defects can be remedied without material liability to the Borrower under Revenue Procedure 2008-50 or any similar procedure and except to the extent that such non-compliance would not have a Material Adverse Effect, and (iv) the Borrower will not have any liability under Title IV of ERISA or Section 412 of the Code with respect to any Plan which would have a Material Adverse Effect. Liens(a) . The Borrower will not, nor will it permit any of its Subsidiaries to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Subsidiaries, except for Permitted Liens and Liens on Properties which are not then included in the Unencumbered Pool, but only to the extent such Liens will not result in a Default in any of Borrower’s covenants herein. Affiliates. The Borrower will not, nor will it permit any of its Subsidiaries to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate which is not a member of the Consolidated Group except upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arms-length transaction, but excluding in all events any such transactions, payments or transfers which are either disclosed in filings made by the Borrower with the Securities and Exchange Commission or related to any internalization of the business management services currently provided to the Borrower by the Advisor or any similar transactions. [Reserved]. Indebtedness and Cash Flow Covenants. The Borrower shall not permit: (a) The Leverage Ratio to be more than sixty percent (60%) at any time as of the last day of each fiscal quarter based upon Borrower’s compliance certificate required by Section 6.1(d) hereof; provided, that, on no more than two (2) occasions priorduring the period from the Third Amendment Effective Date to the final Facility Termination Date (as it may have been extended), such maximum Leverage Ratio from the date on which a Material Acquisition has occurred through the remainder of the fiscal quarter in which such Material Acquisition has occurred, together with the Leverage Ratio for the twothree (23) full consecutive fiscal quarters immediately following the fiscal quarter in which such Material Acquisition has occurred, shall be increased to sixty-five percent (65%); (b) The Fixed Charge Coverage Ratio, as of the last day of any fiscal quarter based upon Borrower’s compliance certificate required by Section 6.1(d) hereof, to be less than 1.50 to 1.00;

- 73 - US_ACTIVE\130914507\V-1 (c) The aggregate amount of Secured Indebtedness of the Consolidated Group which is also Recourse Indebtedness to be greater than ten percent (10%) of Total Asset Value at any timeas of the last day of each fiscal quarter based upon Borrower’s compliance certificate required by Section 6.1(d) hereof; (d) Intentionally Omitted; (e) The Unsecured Interest Coverage Ratio, as of the last day of any fiscal quarter based upon Borrower’s compliance certificate required by Section 6.1(d) hereof, to be less than 1.75 to 1.00; provided that no breach of this Section 6.17(e) shall occur unless and until Borrower has failed to make the principal payments required to restore compliance with this covenant as provided in Section 2.3(b); (f) The Unsecured Leverage Ratio to be more than sixty percent (60%) at any time,as of the last day of each fiscal quarter based upon Borrower’s compliance certificate required by Section 6.1(d) hereof; provided, that, (A) on no more than two (2) occasions priorduring the period from the Third Amendment Effective Date to the final Facility Termination Date (as it may have been extended), such maximum Unsecured Leverage Ratio from the date on which a Material Acquisition has occurred through the remainder of the fiscal quarter in which such Material Acquisition has occurred, together with the Unsecured Leverage Ratio for the twothree (23) full consecutive fiscal quarters immediately following the fiscal quarter in which such Material Acquisition has occurred, shall be increased to sixty-five percent (65%) and (B) no breach of this Section 6.17(f) shall occur unless and until Borrower has failed to make the principal payments required to restore compliance with this covenant as provided in Section 2.3(b); or (g) The Unencumbered Pool Value to be less than $350,000,000, or there to be fewer than fifteen (15) Unencumbered Properties, at any time. Environmental Matters. Borrower and its Subsidiaries shall: (i) Comply with, and use all reasonable efforts to ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and use all reasonable efforts to ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect, provided that in no event shall the Borrower or its Subsidiaries be required to modify the terms of leases, or renewals thereof, with existing tenants (i) at Projects owned by the Borrower or its Subsidiaries as of the Agreement Effective Date or (ii) at Projects subsequently acquired by the Borrower or its Subsidiaries as of the date of such acquisition, to add provisions to such effect. (ii) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental

- 74 - US_ACTIVE\130914507\V-1 Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent that (i) the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not be reasonably expected to have a Material Adverse Effect, or (ii) the Borrower has determined in good faith that contesting the same is not in the best interests of the Borrower and its Subsidiaries and the failure to contest the same could not be reasonably expected to have a Material Adverse Effect, or (iii) the failure to so comply could not reasonably be expected to have a Material Adverse Effect . (iii) Defend, indemnify and hold harmless Administrative Agent and each Lender, and their respective officers and directors from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of the Borrower, its Subsidiaries or the, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, attorney’s and consultant’s fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of any indemnified party, as determined by a final, non-appealable judgment of a court of competent jurisdiction. This indemnity shall continue in full force and effect regardless of the termination of this Agreement. Permitted InvestmentsBusiness Activities. The Consolidated Group’s activities shall be limited to acquiring commercial properties, holding the Consolidated Group'sGroup’s interests in National Union FireSB Retail Insurance Company of Vermont, LLC and any other future insurance captive, providing Mortgage Notes Receivable, engaging in construction activities and any business activities and investments incidental thereto (including Investments in Marketable Securities) except that the following additional Investments (“Permitted Investments”) shall also be permitted so long as the aggregate value of the Permitted Investments under each of the following clauses (i) through (v), tested as of the last day of any fiscal quarter based on Borrower’s compliance certificate for such quarter, shall not exceed the individual percentage of Total Asset Value limits stated in such clause and the aggregate value of the Permitted Investments under all such clauses on a combined basis shall not at any time exceed twenty-five percent (25%) of Total Asset Value:, including investing in Unimproved Land, Investment Affiliates, Development Projects, Mortgage Note Receivables and Non-Core Properties. (i) Unimproved Land (other than land included in the definition of Development Projects) -- (valued at undepreciated GAAP book value, after taking into account any impairments) -- five percent (5%) of Total Asset Value;

- 75 - US_ACTIVE\130914507\V-1 (ii) Investments in Investment Affiliates (valued at the portion of Total Asset Value attributable to such entity or its assets as the case may be) -- fifteen percent (15%) of Total Asset Value; (iii) Development Projects (valued at undepreciated GAAP book value, after taking into account any impairments) -- fifteen percent (15%) of Total Asset Value; (iv) Mortgage Note Receivables (valued at undepreciated GAAP book value, after taking into account any impairments) -- five percent (5%) of Total Asset Value; and (v) Non-Core Properties, not including properties, or interests in properties included in subsection (i), (iii) or (iv) above (valued at undepreciated GAAP book value, after taking into account any impairments) -- five percent (5%) of Total Asset Value. Notwithstanding anything to the contrary contained herein, the Sacramento Project shall not be subject to the limitations set forth in this Section 6.19, or be included in, the calculation of the Permitted Investments limitations. Negative Pledges. The Borrower agrees that neither the Borrower nor any other members of the Consolidated Group shall enter into or be subject to any agreement governing Indebtedness which contains a Negative Pledge other than (i) restrictions on further subordinate Liens on Projects encumbered by a mortgage, deed to secure debt or deed of trust securing such Indebtedness, or on the direct or indirect ownership interests in the owners of such encumbered Projects, (ii) covenants in any Unsecured Indebtedness requiring (A) that the Consolidated Group maintain a pool of unencumbered properties of a size determined by reference to the total amount of Unsecured Indebtedness of the Consolidated Group on substantially similar terms to those provisions contained herein regarding the Unencumbered Pool (including without limitation clauses (e) and (f) of Section 6.17 above) or (B) that the Consolidated Group not incur Secured Indebtedness which is also Recourse Indebtedness in excess of the maximum percentage of Total Asset Value contained in clause (c) of Section 6.17 above, but that do not generally prohibit the encumbrance of the Borrower’s or the Consolidated Group’s assets, or the encumbrance of any specific assets, (iii) any Negative Pledge contained in the Revolving Loan Documents, or (iv) any provision of any Other Pari Passu Debt Document that either (x) conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios or financial tests (including any financial ratio such as a maximum ratio of unsecured debt to unencumbered assets) that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets or (y) requires the grant of an equal and ratable Lien to secure Unsecured Indebtedness, if a Lien is granted to secure any other Unsecured Indebtedness of such Person. Subsidiary Guaranty. Borrower shall cause each of its existing Subsidiaries listed on Exhibit C, which includes the owners of each Unencumbered Property, along with all other current subsidiaries of the Borrower, excluding only the Excluded Subsidiaries, Within five (5)

- 76 - US_ACTIVE\130914507\V-1 Business Days after the date that any Subsidiary of Borrower (other than an Excluded Subsidiary) incurs, acquires or otherwise suffers to exist any Recourse Indebtedness or Guarantee Obligations in respect of Recourse Indebtedness of another Person (other than the Subsidiary Guaranty), the Borrower shall cause such Subsidiary to execute and deliver to the Administrative Agent the Subsidiary Guaranty. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, (i) concurrently with the delivery of each compliance certificate required to be delivered pursuant to Section 6.1(d), with respect to each Subsidiary which (x) is acquired or formed (other than Excluded Subsidiaries) during the most recent fiscal quarter period covered by such compliance certificate or (y) was not required to join in (or if the Subsidiary Guaranty because it was an Excluded Subsidiary but shall subsequently not be precluded from doing so during such most recent fiscal quarter and (ii) within five (5) Business Days after the date any Subsidiary has any Recourse Indebtedness or Guarantee Obligations with respect to the Revolving Credit Agreement, the Borrower shall cause each such Subsidiary to execute and deliver to the Administrative Agentis then in effect, a joinder into the Subsidiary Guaranty in the form of Exhibit A attached to the form of Subsidiary Guaranty; it being understood and agreed, for purposes of clarity, that nothing in this sentence shall permit the treatment of any Eligible Unencumbered Property as an Unencumbered Property, or the inclusion of the value attributable to such Eligible Unencumbered Property in Unencumbered Pool Value, until such a joinder to the). Together with the execution and delivery of the Subsidiary Guaranty has been so executed and(and each joinder thereto), the Borrower shall cause to be delivered to the Administrative Agent by the Subsidiary owning such Eligible Unencumbered Propertythe organizational documents, certificates of good standing and resolutions (and, if requested by the Administrative Agent in connection with the initial execution and delivery of the Subsidiary Guaranty, a legal opinion) regarding such Subsidiary Guarantor, all in form and substance reasonably satisfactory to the Administrative Agent and consistent with the corresponding items delivered by the Borrower under Section 4.1. Borrower covenants and agrees that each Subsidiary which it shall cause to execute the Subsidiary Guaranty shall be fully authorized to do so by its supporting organizational and authority documents and shall be in good standing in its state of organization and in the case of any Subsidiary which is the owner of an Unencumbered Property, shall be in good standing in the state in which such Property is located. The delivery by Borrower to the Administrative Agent of any such joinder shall be deemed a representation and warranty by Borrower that each Subsidiary which Borrower caused to execute the Subsidiary Guaranty has been fully authorized to do so by its supporting organizational and authority documents and is in good standing in its state of organization and in the case of a Subsidiary which is the owner of an Unencumbered Property, is in good standing in the state in which such Property is located. From time to time Borrower may request, upon not less than five (5) Business Days prior written notice to the Administrative Agent (or such shorter time as may be agreed by the Administrative Agent), that a Subsidiary Guarantor be released from the Subsidiary Guaranty, which release (the “Release”) shall be effected by the Administrative Agent if all of the following conditions are satisfied as of the date of such Release: (a) Borrower shall have delivered a compliance certificate showing pro forma compliance with the covenants set forth in herein after giving effect to such Release; and

- 77 - US_ACTIVE\130914507\V-1 (b) Substantially concurrently with the Release, such Subsidiary Guarantor shall have no outstanding Recourse Indebtedness or Guarantee Obligations in respect of the Revolving Credit Agreement; and(other than the Subsidiary Guaranty) or such Subsidiary Guarantor shall be an Excluded Subsidiary. (c) If after giving effect to such Release the resulting reduction in the Unencumbered Pool Value and Unencumbered Pool NOI would cause a breach of either Section 6.17(e) or Section 6.17(f), Borrower shall have repaid such Advances, if any, as may be required to reduce the outstanding Advances to the maximum amount of Advances that can be outstanding without creating such a breach of Section 6.17(e) or Section 6.17(f). In connection with a Release, Borrower shall deliver to the Administrative Agent a certificate from Borrower’s chief executive officer or chief financial officer regarding the matters referred to in the immediately preceding clauses (a), and (b) and (c). Notwithstanding the foregoing, the Administrative Agent shall not be obligated to release any such Subsidiary from the Subsidiary Guaranty if (i) such Subsidiary owns any Unencumbered Properties that are not being so released from such status or (ii) a Default or Unmatured Default has occurred and is then continuing. In addition, upon on the earlier of (i) the date on which Borrower receives an Investment Grade Rating or any date thereafter on which Borrower maintains such an Investment Grade Rating, or (ii) the date on which Borrower shall consummate a Private Placement Facility in the amount of not less than One Hundred Million Dollars ($100,000,000.00), Borrower may request, upon not less than five (5) Business Days prior written notice to the Administrative Agent, the release of all Subsidiary Guarantors from the Subsidiary Guaranty other than those which have outstanding Recourse Indebtedness or Guarantee Obligations (other than the Subsidiary Guaranty), which release shall be effected by the Administrative Agent so long as no Default or Unmatured Default shall have occurred and be then continuing and in the case of a release requested in connection with a Private Placement Facility, such release shall be effective simultaneous with the closing of such Private Placement Facility. Administrative Agent is authorized by the Lenders and hereby agrees to execute any reasonable documentation requested by Borrower or would occur as a result of such Release. The Administrative Agent shall execute such documents and instruments as the Borrower may reasonably request, at the Borrower’s sole cost and expense, to evidence such release. [Intentionally Omitted]. Mergers, Consolidations and Sales of Assets. The Borrower will not, and will not permit any Subsidiary which is an owner of an Unencumbered Property (unless such Subsidiary is released or being released as a Subsidiary Guarantor at such time) to, merge into, including pursuant to a Delaware LLC Division, or consolidate with any other Person, or permit any other Person to merge into or consolidate with it. In addition, the Borrower will not permit the Consolidated Group, in the aggregate, to sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions), including, in each case, pursuant to a Delaware LLC Division, during any period of four (4) consecutive fiscal quarters assets of the Consolidated Group representing an aggregate value of more than twenty-five percent (25%) of the Total Asset

- 78 - US_ACTIVE\130914507\V-1 Value in effect on the first day of such period, unless, in each case, (1) the Borrower shall have given the Administrative Agent and the Lenders at least 30 days’ prior written notice of such transaction, (2) immediately prior thereto, and immediately thereafter and after giving effect thereto, no Default or Unmatured Default is or would be in existence, including, without limitation, a Default or Unmatured Default resulting from a breach of Sections 6.16 and 6.17; and (3) at the time the Borrower gives notice pursuant to clause (1) of this sentence, the Borrower shall have delivered to the Administrative Agent for distribution to each of the Lenders a compliance certificate in the form attached as Exhibit A hereto, calculated on a pro forma basis, evidencing the continued compliance by the Loan Parties with the terms and conditions of this Agreement and the other Loan Documents, including without limitation, the financial covenants contained in Sections 6.16 and 6.17, after giving effect to such transaction. Notwithstanding the foregoing, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing: (i) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, provided that following such transaction Borrower remains an entity organized under the laws of the United StateStates of America, (ii) any Subsidiary may merge into any other member of the Consolidated Group in a transaction in which the surviving entity is a member of the Consolidated Group and remains an entity organized under the laws of the United StateStates of America, (iii) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to another member of the Consolidated Group, (iv) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders and (v) any Subsidiary that is a Delaware LLC may consummate a Delaware LLC Division if, immediately upon the consummation of the Delaware LLC Division, the assets of the applicable Delaware Divided LLC are held by one or more Subsidiaries at such time or, with respect to assets not so held by one or more Subsidiaries, such Delaware LLC Division, in the aggregate, would otherwise result in a sale, transfer or other disposition permitted by this Section 6.23. Outbound Investment Rules. The Borrower will not, and will not permit any of its Subsidiaries to, (a) be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. ARTICLE VII. DEFAULTS The occurrence of any one or more of the following events shall constitute a Default: 7.1. Nonpayment of any principal payment due hereunder or under any Note when due.

- 79 - US_ACTIVE\130914507\V-1 7.2. Nonpayment of interest upon any Note or of any fee or other payment Obligations under any of the Loan Documents within five (5) Business Days after the same becomes due. 7.3. The breach of any of the terms or provisions of Sections 6.2, 6.4, 6.10, 6.11, 6.13, 6.16, 6.17, 6.19, 6.20, 6.21, or 6.23 or 6.24. 7.4. Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to the Lenders or the Administrative Agent under or in connection with this Agreement, or any material certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made, provided that the facts or conditions giving rise to such falsity are not corrected by the Borrower within thirty (30) days after written notice of such falsity from the Administrative Agent. 7.5. The breach by the Borrower (other than a breach which constitutes a Default under Section 7.1, 7.2, 7.3 or 7.4) of any of the terms or provisions of this Agreement which is not remedied within thirty (30) days after written notice from the Administrative Agent. 7.6. The default by the Borrower or any other member of the Consolidated Group or any Investment Affiliate beyond any applicable notice and cure period in the payment of any amount due under, or the performance of any term, provision or condition contained in, the Revolving Credit Agreement or any agreement with respect to (A) Recourse Indebtedness of the Borrower or of any other member of the Consolidated Group if the aggregate amount of Recourse Indebtedness so in default exceeds $50,000,000 (provided that if the total underlying Indebtedness so in default exceeds the portion which constitutes Recourse Indebtedness, only the portion that constitutes Recourse Indebtedness shall be taken into account in determining such $50,000,000 threshold), or (B) any Non-Recourse Indebtedness of the Borrower or any other member of the Consolidated Group or any Investment Affiliate in excess of $150,000,000 in the aggregate, (any such Indebtedness causing the applicable threshold in clause (A) or clause (B) to be exceeded, together with the Indebtedness under the Revolving Credit Agreement being referred to herein as “Material Indebtedness”) or any other event shall occur or condition exist, which causes or permits any such Material Indebtedness to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof. 7.7. The Borrower or any Subsidiary Guarantor shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it as a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) fail to contest in good faith any appointment or proceeding described in Section 7.8 or (vi) admit in writing its inability to pay its debts generally as they become due.

- 80 - US_ACTIVE\130914507\V-1 7.8. A receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any Subsidiary Guarantor or for any Substantial Portion of the Property of the Borrower or any Subsidiary Guarantor or a proceeding described in Section 7.7(iv) shall be instituted against the Borrower or any Subsidiary Guarantor and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of ninety (90) consecutive days. 7.9. The Borrower or any Subsidiary Guarantor shall fail within ninety (90) days to pay, bond or otherwise discharge any judgments or orders for the payment of money (to the extent not covered by insurance as to which the insurer has been notified of such judgment or order and has not issued a notice denying coverage thereof) in an amount which, when added to all other judgments or orders outstanding against the Borrower or any Subsidiary Guarantor would exceed $50,000,000 in the aggregate, which have not been stayed on appeal or otherwise appropriately contested in good faith. 7.10. An ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding (i) $10,000,000 in any year or (ii) $40,000,000 for all periods50,000,000. 7.11. Any Change in Control shall occur. 7.12. Failure to complete any direct remediation obligation within the time period permitted by law or governmental order (or within a reasonable time in light of the nature of the problem if no specific time period is so established) with respect to material environmental problems at Projects owned by the Borrower or any of its Subsidiaries whose aggregate book values are in excess of $100,000,000 after all administrative hearings and appeals have been concluded, and if litigation is applicable to such obligation, after a final non-appealable judgment of a court of competent jurisdiction has been entered. Notwithstanding the foregoing, the Sacramento Project shall not be subject to this Section 7.12 and the value thereof shall be excluded in any calculation of the $100,000,000 amount described in this Section 7.12. 7.12. [Reserved]. 7.13. The occurrence of any “Default” as defined in any Loan Document or the breach of any of the terms or provisions of any Loan Document, which default or breach continues beyond any period of grace therein provided. 7.14. Any Governmental Authority shall issue any order or other directive requiring the Borrower to make any payment in excess of $50,000,000 after all administrative hearings and appeals have been concluded, and if litigation is applicable to such obligation, after a final non-appealable judgment of a court of competent jurisdiction has been entered .[Reserved]. 7.15 The attempted disavowal, revocation or termination by the Borrower or any Loan Party of any of the Loan Documents.

- 81 - US_ACTIVE\130914507\V-1 ARTICLE VIII. ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES Acceleration. If any Default described in Section 7.7 or 7.8 occurs with respect to the Borrower, the obligations of the Lenders to make Loans hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent or any Lender. If any other Default occurs, so long as a Default exists Lenders shall have no obligation to make any Loans and the Required Lenders (or, in the case of clause (x) below, the Majority in Interest with respect to the applicable Tranche, as the context may require), at any time prior to the date that such Default has been fully cured, may (x) permanently terminate the obligations of the Lenders to make Loans hereunder and (y) declare the Obligations to be due and payable, or both, whereupon if the Required Lenders elected to accelerate (i) the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives and (ii) if any automatic or optional acceleration has occurred, the Administrative Agent, as directed by the Required Lenders (or if no such direction is given within thirty (30) days after a request for direction, as the Administrative Agent deems in the best interests of the Lenders, in its sole discretion), shall use its good faith efforts to collect all amounts owed by the Borrower and any Guarantor under the Loan Documents by exercising all rights and remedies provided for under this Agreement or otherwise available at law or in equity, including without limitation by filing and diligently pursuing judicial action. If, within ten (10) days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans hereunder as a result of any Default (other than any Default as described in Section 7.7 or 7.8 with respect to the Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, all of the Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination. Amendments. Subject to the provisions of this Article VIII and excluding any Amendment Regarding Increase in substantially the form of Exhibit J entered into pursuant to Section 2.22(b), the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement or waiver shall, without the consent of each Lender directly affected thereby: (a) Extend the Facility Termination Date, or forgive all or any portion of the principal amount of any Loan or accrued interest thereon, reduce the Applicable Margins or modify the underlying interest rate options (or modify any definition herein used in calculating such options which would have the effect of modifying such options) or extend the time of payment of any such principal, interest, fees or other payment Obligations.

- 82 - US_ACTIVE\130914507\V-1 (b) Release any Subsidiary Guarantor from the Subsidiary Guaranty, except as expressly provided for herein; (c) Reduce the percentage specified in the definition of Required Lenders or Majority in Interest. (d) Increase the Aggregate Commitment beyond $800,000,000 provided that no Lender's Commitment can be increased without the consent of such Lender; (e) Amend the definitions of Tranche A-1 Term Loan Commitment, Tranche A- 2 Term Loan Commitment or Percentage; (f) Permit the Borrower to assign its rights under this Agreement; or (g) Amend Sections 2.23, 8.2 or 11.2; or (h) Waive any Default under Section 7.1; or. (i) Change No amendment, modification or waiver of this Agreement or any other Loan Document shall change any provisions of anysuch Loan Document in a manner that by its terms adversely affects the rights or obligations in respect of any Lenders holding Loans of any Tranche differently than the Lenders holding Loans of any other Tranche without the written consent of the Lenders representing a Majority in Interest of each affected Tranche. No amendment of any provision of this Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent. Notwithstanding anything to the contrary contained in this Section 8.2, any applicable fee letter may only be amended, and the performance or observance by the Borrower thereunder may only be waived, in a writing executed by the parties thereto. Further notwithstanding anything to the contrary contained in this Section 8.2, the Administrative Agent and the Borrower may, without the consent of any Lender, enter into the amendments or modifications to this Agreement or any of the other Loan Documents or enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement or otherwise effectuate the terms of Section 2.16(b) in accordance with the terms of Section 2.16(b). Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased, reinstated or extended, and the scheduled date for payment of any amount owing to such Defaulting Lender may not be extended, without the written consent of such Defaulting Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the written consent of such Defaulting Lender.

- 83 - US_ACTIVE\130914507\V-1 Further notwithstanding anything to the contrary in this Section 8.2, if the Administrative Agent and the Borrower have jointly identified an ambiguity, omission, mistake or defect in any provision of this Agreement or the other Loan Documents or an inconsistency between provision of this Agreement and/or the other Loan Documents, the Administrative Agent and the Borrower shall be permitted to amend such provision or provisions to cure such ambiguity, omission, mistake, defect or inconsistency so long as to do so would not adversely affect the interest of any Lender. Any such amendment shall become effective without any further or consent of any of other party to this Agreement; provided that the Administrative Agent shall post any such amendment implementing such changes to the Lenders reasonably promptly after such amendment becomes effective. Preservation of Rights. No delay or omission of the Lenders or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Lenders until the Obligations have been paid in full. ARTICLE IX. GENERAL PROVISIONS Survival of Representations. All representations and warranties of the Borrower contained in this Agreement shall survive delivery of the Notes and the making of the Loans herein contemplated. Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation. [Intentionally Deleted]. Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents. Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrower, the Administrative Agent and the Lenders and supersede all prior commitments, agreements and understandings among the Borrower, the Administrative Agent and the Lenders relating to the subject matter thereof.

9.6. Several Obligations; Benefits of the Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. The Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to the Agreement and their respective successors and assigns.

9.7. Expenses; Indemnification. The Borrower shall reimburse the Administrative Agent for any reasonable out-of-pocket costs and expenses (including, without limitation, all reasonable attorneys' fees of a single firm of counsel) paid or incurred by the Administrative Agent in connection with the amendment or modification of the Loan Documents. The Borrower also agrees to reimburse the Administrative Agent for any reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees of a single firm of counsel) paid or incurred by the Administrative Agent in connection with the collection and enforcement of the Loan Documents (including, without limitation, any workout). The Borrower further agrees to indemnify the Administrative Agent, the Arrangers, the Co-Syndication Agents, each Lender ~~and~~, their respective Affiliates, and their respective directors, officers and employees (the "Indemnified Persons") against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all reasonable fees and reasonable expenses of a single firm of counsel to the Indemnified ~~Parties~~Persons (or in the case of a conflict of interest where an affected Indemnified ~~Party~~Person notifies the Borrower of such conflict, an additional firm of counsel for such affected Indemnified ~~Party~~Person or Indemnified ~~Parties~~Persons), in each case arising out of or in connection with or by reason of any investigation, litigation or proceeding (each, a "Proceeding") related to or arising out of this Agreement, the other Loan Documents, the Projects, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder, except to the extent that any of the foregoing arise (a) out of the fraud, gross negligence or willful misconduct of the party seeking indemnification therefor as finally determined by a final, non-appealable judgment of a court of competent jurisdiction, (b) from claims of an Indemnified Person against any Affiliate or related Indemnified Person of such Indemnified Person or (c) as a result of any obligation owed by such Indemnified ~~Party~~Person to any third party based upon contractual obligations of such Indemnified ~~Party~~Person owing to such third party which are not expressly referenced in this Agreement. To the extent permitted by applicable law, (x) the Borrower shall not assert, and hereby waives, any claim against any of the foregoing Indemnified ~~Parties~~Persons, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, any Loan or Facility Letter of Credit or the use of the proceeds thereof and (y) the Administrative Agent, the Co-Syndication Agents, the Arrangers and the Lenders shall not assert, and hereby waive, any claim against any of the Borrower and any other Loan Party, or any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, any Loan or the use of the proceeds thereof, provided that nothing in clause (a) above shall relieve Borrower or any other Loan Party of any obligation it may have to indemnify an Indemnified Person against special, indirect, consequential

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- 85 - US_ACTIVE\130914507\V-1 or punitive damages asserted against such Indemnified Person by a third party. The obligations of the Borrower under this Section 9.7 shall survive the termination of this Agreement. This Section 9.7 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders. Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP as in effect from time to time; provided that, if at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided further that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made in a manner such that any obligations relating to a lease that was accounted for by a Person as an operating lease under GAAP as of the Agreement Effective Date and any similar lease entered into after the Agreement Effective Date by such Person shall be accounted for as obligations relating to an operating lease and not as Capital Lease Obligations. Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable. No Advisory or Fiduciary Responsibility. The relationship between the Borrower, on the one hand, and the Lenders, the Administrative Agent and the Co-Syndication Agents on the other, shall be solely that of borrower and lender. Neither the Administrative Agent nor the Co-Syndication Agents nor any Lender shall have any fiduciary responsibilities to the Borrower. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Co-Syndication Agents and the Arrangers are arm’s-length commercial transactions between the Borrower, each other Loan Party and their respective

- 86 - US_ACTIVE\130914507\V-1 Affiliates, on the one hand, and the Administrative Agent, the Co-Syndication Agents and the Arrangers, on the other hand, (B) each of the Borrower and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, the Co-Syndication Agents and the Arrangers each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower, any other Loan Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent nor the Co-Syndication Agents nor any Arranger has any obligation to the Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Co-Syndication Agents, the Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent nor the Co-Syndication Agents nor any Arranger has any obligation to disclose any of such interests to the Borrower, any other Loan Party, or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrower and the other Loan Parties hereby waives and releases any claims that it may have against the Administrative Agent, the Co-Syndication Agents and the Arrangers with respect to any breach or alleged breach of agency or fiduciary duty to the Borrower or any other Loan Party in connection with any aspect of any transaction contemplated hereby. Neither the Administrative Agent nor the Co-Syndication Agents nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower’s business or operations. Choice of Law. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. Consent to Jurisdiction. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVENON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES DISTRICT COURT FOR NORTHERN DISTRICT OF ILLINOIS OR STATE COURT LOCATED IN CHICAGO, ILLINOIS, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE ADMINISTRATIVE AGENT OR ANY

- 87 - US_ACTIVE\130914507\V-1 LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS. Waiver of Jury Trial. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER. Other Agents. The Co-Syndication Agents shall not have any additional rights or obligations under the Loan Documents, except for those rights, if any, as a Lender. Acknowledgement and Consent to Bail In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an Affected Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as

- 88 - US_ACTIVE\130914507\V-1 follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York or of the United States or any other state of the United States). (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. (b) As used in this Section 9.17, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

- 89 - US_ACTIVE\130914507\V-1 “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). Erroneous Payments. (a) If the Administrative Agent notifies a Lender or any Person who has received funds on behalf of a Lender (any such Lender or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender or any Person who has received funds on behalf of a Lender hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case; (i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case

- 90 - US_ACTIVE\130914507\V-1 of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 9.19(b). (c) Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender or Issuing Lender at any time, (i) such Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant class (i.e., Revolving Loan or Term Loan) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption with respect to such Erroneous Payment Deficiency Assignment and such Lender shall deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be

- 91 - US_ACTIVE\130914507\V-1 reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”). (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from any Loan Party for the purpose of making such Erroneous Payment. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 9.18 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Documents. ARTICLE X. THE ADMINISTRATIVE AGENT Appointment. Wells Fargo Bank, National Association, is hereby appointed Administrative Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the agent of such Lender. The Administrative Agent agrees to act as such upon the express conditions contained in this Article X. Notwithstanding the use of the defined term “Administrative Agent,” it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Administrative Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the

- 92 - US_ACTIVE\130914507\V-1 Lenders’ contractual representative, the Administrative Agent (i) does not hereby assume any fiduciary duties to any of the Lenders, and (ii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives. Powers. The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided for in this Agreement and/or the other Loan Documents to be taken by the Administrative Agent. General Immunity. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. No Responsibility for Loans, Recitals, etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made by anyone other than the Administrative Agent or one of its Affiliates in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (iii) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered to the Administrative Agent; (iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith with respect to anyone other than the Administrative Agent or one of its Affiliates; (v) the value, sufficiency, creation, perfection, or priority of any interest in any collateral security; or (vi) the financial condition of the Borrower or any Guarantor. Except as otherwise specifically provided herein, the Administrative Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by Borrower to the Administrative Agent at such time, but is voluntarily furnished by Borrower to the Administrative Agent (either in its capacity as Administrative Agent or in its individual capacity). Action on Instructions of Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the required percentage of the Lenders needed to take such action or refrain from taking such action, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that the Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or

- 93 - US_ACTIVE\130914507\V-1 any other Loan Document unless it shall be requested in writing to do so by the Required Lenders. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action, other than liability, cost or expense that arises from the Administrative Agent’s gross negligence or willful misconduct, as determined by a final, non- appealable judgment of a court of competent jurisdiction. Employment of Agents and Counsel. The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document. Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent. Administrative Agent’s Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Administrative Agent ratably in proportion to their respective Commitments (i) for those amounts which are specifically reimbursable by Borrower under this Agreement and the other Loan Documents, to the extent not so reimbursed by Borrower, (ii) for any other expenses incurred by the Administrative Agent on behalf of the Lenders in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents pursuant to the Administrative Agent’s obligations hereunder which are not specifically reimbursable by Borrower under this Agreement or any other Loan Document, to the extent not actually reimbursed by Borrower, and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including without limitation, for any such amounts incurred by or asserted against the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct or a breach of the Administrative Agent’s express obligations and undertakings to the Lenders, as determined by a final, non-appealable judgment of a court of competent jurisdiction. The obligations of the Lenders and the Administrative Agent under this Section 10.8 shall survive payment of the Obligations and termination of this Agreement.

- 94 - US_ACTIVE\130914507\V-1 Rights as a Lender. In the event the Administrative Agent is a Lender, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, at any time when the Administrative Agent is a Lender, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement and the other Loan Documents. Successor Administrative Agent. Except as otherwise provided below, Wells Fargo Bank, National Association shall at all times serve as the Administrative Agent during the term of this Facility so long as Wells Fargo continues to be a Lender. The Administrative Agent may resign at any time as Administrative Agent under the Loan Documents by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent which appointment shall, provided no Default or Event of Default exists, be subject to the Borrower’s approval, which approval shall not be unreasonably withheld or delayed (except that the Borrower shall, in all events, be deemed to have approved each Lender and any of its Affiliates that are Qualified Institutions as a successor Administrative Agent). Administrative Agent may be removed as administrative agent by all of the Lenders (other than the Lender then acting as Administrative Agent) and the Borrower upon thirty (30) days' prior written notice if the Administrative Agent (i) is found by a court of competent jurisdiction in a final, non-appealable judgment to have committed gross negligence or willful misconduct in the course of performing its duties hereunder or (ii) has become or is insolvent or has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment. Upon any such removal, such other Lenders shall appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent which appointment shall, provided no Default or Unmatured Default exists, be subject to the Borrower’s approval, which approval shall not be unreasonably withheld or delayed (except that the Borrower shall, in all events, be deemed to have approved each Lender and its Affiliates that are Qualified Institutions as a successor Agent) If no successor Administrative Agent shall have been so appointed by such other Lenders within thirty days after the resigning Administrative Agent’s giving notice of its intention to resign, then the resigning Administrative Agent shall appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. Notwithstanding the previous

- 95 - US_ACTIVE\130914507\V-1 sentence, the Administrative Agent may at any time without the consent of the Borrower or any Lender, appoint any of its Affiliates which is a commercial bank as a successor Administrative Agent hereunder. No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment. Any such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $500,000,000 (a “Qualified Institution”). Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Administrative Agent. Upon the effectiveness of the resignation or removal of the Administrative Agent, the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of an Administrative Agent, the provisions of this Article X shall continue in effect for the benefit of such Administrative Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents. Notice of Defaults. If a Lender becomes aware of a Default or Unmatured Default, such Lender shall notify the Administrative Agent of such fact provided that the failure to give such notice shall not create liability on the part of a Lender. Upon receipt of such notice that a Default or Unmatured Default has occurred, the Administrative Agent shall promptly notify each of the Lenders of such fact. Requests for Approval. If the Administrative Agent requests in writing the consent or approval of a Lender, such Lender shall respond and either approve or disapprove definitively in writing to the Administrative Agent within ten (10) Business Days (or by such earlier date as is conspicuously noted in such request if the Administrative Agent has made a reasonable determination that the Borrower has a legitimate business reason for seeking such consent or approval on an expedited basis) after such written request from the Administrative Agent. If the Lender does not so respond to a request with a ten (10) Business Day response time, that Lender shall be deemed to have approved the request. If the Lender does not so respond to request with less than a ten (10) Business Day response time, that Lender shall be deemed to have denied the request. Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (a) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders. (b) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) shall be applied at such time or times as may be determined by the Administrative Agent

- 96 - US_ACTIVE\130914507\V-1 as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Unmatured Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third (so long as no Default or Unmatured Default exists), to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Unmatured Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction. (c) [Reserved]. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA for purposes of Title I of ERISA, Section 4975 of the Code or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the prohibited transaction exemption set forth in one or more PTEs, such as, PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts, PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect toso as to exempt from the prohibitions of Section 406 of ERISA and Section 4975 of the Code, such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

- 97 - US_ACTIVE\130914507\V-1 (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). ARTICLE XI. SETOFF; RATABLE PAYMENTS Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if the Borrower or any of the Subsidiary Guarantors becomes insolvent, however evidenced, or any Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender to or for the credit or account of the Borrower or such Subsidiary Guarantor, as the case may be, may be offset and applied toward the payment of the Obligations owing to such Lender at any time prior to the date that such Default has been fully cured, whether or not the Obligations, or any part hereof, shall then be due, provided however that any such offset and application shall only be made after such Lender has obtained the prior written approval of the Administrative Agent, which approval shall not be unreasonably withheld.

- 98 - US_ACTIVE\130914507\V-1 Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon its Loans (other than payments received pursuant to Sections 3.1, 3.2, 3.4 or 3.5) in a greater proportion than that received by any other Lender entitled to ratable payment hereunder, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by such other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all applicable Lenders share in the benefits of such collateral ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made. ARTICLE XII. BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 12.3. The parties to the Agreement acknowledge that clause (ii) of this Section 12.1 relates only to absolute assignments and does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Lender of all or any portion of its rights under the Agreement and any Note to a Federal Reserve Bank or (y) in the case of a Lender which is a fund, any pledge or assignment of all or any portion of its rights under the Agreement and any Note to its trustee in support of its obligations to its trustee, provided, however, that no such pledge or assignment creating a security interest shall release the transferor Lender from its obligations hereunder unless and until the parties thereto have complied with the provisions of Section 12.3. The Administrative Agent and Borrower may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 12.3; provided, however, that the Administrative Agent and Borrower may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Note to direct payments relating to such Loan or Note to another Person. Any assignee of the rights to any Loan or any Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan. Participations. (a) Permitted Participants; Effect. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks, financial institutions, pension funds, or any other funds or entities (other than an Ineligible

- 99 - US_ACTIVE\130914507\V-1 Institution) (“Participants”) participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender’s obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under the Loan Documents. (b) Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than those amendments, modifications or waivers with respect to any Loan or Commitment in which such Participant has an interest which would require consent of all the Lenders pursuant to the terms of clauses (a), (b) or (e) of Section 8.2 hereof. (c) Participant Register. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any Commitments, Loans, or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. The Participant Register shall be available for inspection by Borrower and Administrative Agent, at any reasonable time and upon reasonable prior notice. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (d) Benefit of Setoff. Each Lender shall retain the right of setoff provided in Section 11.1 and shall not be permitted to share such right with any Participant. Assignments. (a) Permitted Assignments. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to any other Lender

- 100 - US_ACTIVE\130914507\V-1 or to any Affiliate of such Lender or of any other Lender without the prior approval of the Borrower, or to one or more other entities, with the prior approval of the Borrower, which approval of the Borrower (i) shall not be unreasonably withheld or delayed and shall be deemed given if not withheld within five (5) Business Days after written request for such approval from the Administrative Agent and (ii) shall not be required if a Default or Unmatured Default has occurred and is then continuing (such permitted assignees hereinafter referred to as “Purchasers”), all or any portion of its rights and obligations under the Loan Documents provided that any assignment of only a portion of such rights and obligations shall be in an amount not less than $5,000,000 (it being understood and agreed that no Lender may hold an unparticipated interest of less than $5,000,000 unless such Lender’s interest has been reduced to zero). Notwithstanding the foregoing, no such assignment may be made to an Ineligible Institution. Such assignment shall be substantially in the form of Exhibit B hereto or in such other form as may be agreed to by the parties thereto. The consent of the Administrative Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof or an entity that manages a Lender. Such consent shall not be unreasonably withheld or delayed. (b) Effect; Effective Date. Upon (i) delivery to the Administrative Agent and Borrower of a notice of assignment, substantially in the form attached as Exhibit “I” to Exhibit B hereto (a “Notice of Assignment”), together with any consents required by Section 12.3(a), and (ii) payment of a $3,500 fee by the assignor or assignee to the Administrative Agent for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Administrative Agent shall be required to release the transferor Lender, and the transferor Lender (other than a transferor Lender transferring to an Affiliate of such Lender unless such Affiliate is a Qualified Institution) shall automatically be released on the effective date of such assignment, with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3(b), the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their Commitment, as adjusted pursuant to such assignment. (c) Register. Administrative Agent, acting solely for this purpose as a non-fiduciary agent of Borrower, shall maintain at one of its U.S. offices a copy of each Notice of Assignment delivered to it and shall record in its records the names and addresses of the Lenders hereunder and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof (the "Register"). The Register shall be conclusive absent manifest error, and Borrower,

- 101 - US_ACTIVE\130914507\V-1 Administrative Agent and Lenders shall treat each Person whose name is so recorded as a Lender hereunder for all purposes of this Agreement. This Section 12.3(c) shall be construed so that the Obligations are at all times maintained in "registered form" within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations (and any other relevant or successor provisions of the Code or the regulations promulgated thereunder). The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and upon reasonable prior notice. Dissemination of Information. The Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a “Transferee”) and any prospective Transferee any and all information in such Lender’s possession concerning the creditworthiness of the Borrower and its Subsidiaries, subject in each case to the confidentiality provisions of Section 12.6. Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.5. Confidentiality. Each of Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees, consultants, service providers, and advisors, including accountants and legal counsel (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, provided that the Administrative Agent or Lender requested to make such disclosure promptly informs the Borrower of such request if lawfully permitted to do so, so that the Borrower may have an opportunity to object and/or seek an appropriate protective order at the Borrower’s sole cost and expense, and provided further that the Borrower agrees that in no event shall any such notification be required in respect of any disclosure to bank regulatory authorities having jurisdiction over any Lender, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or the enforcement of rights under the Loan Documents, (f) subject to receipt of a written agreement from such Person containing provisions substantially the same as those of this Section, to any Transferee or prospective Transferee of any of its rights or obligations under this Agreement, (g) with the written consent of Borrower, (h) to any member of the Consolidated Group, or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to Administrative Agent or any Lender on a nonconfidential basis from a source other than Borrower, which source is not bound by a contractual or other obligation of confidentiality to any Person. For the purposes of this Section, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has

- 102 - US_ACTIVE\130914507\V-1 exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Titled Agents. Each of the each of the Lead Arrangers, the Joint Bookrunners, the Co-Syndication Agents and Co-Documentation Agents (each a “Titled Agent”), in each such respective capacity, assumes no responsibility or obligation hereunder, including, without limitation, for servicing, enforcement or collection of any of the Loans, nor any duties as an agent hereunder for the Lenders. The titles given to the Titled Agents are solely honorific and imply no fiduciary responsibility on the part of the Titled Agents to the Administrative Agent, any Lender, the Borrower or any other Loan Party and the use of such titles does not impose on the Titled Agents any duties or obligations greater than those of any other Lender or entitle the Titled Agents to any rights other than those to which any other Lender is entitled. ARTICLE XIII. NOTICES Giving Notice. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile (if confirmed in writing as provided below), or by email (if confirmed in writing as provided below) and addressed or delivered to such party at its address set forth below its signature hereto or at such other address (or to counsel for such party) as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received and any notice, if transmitted by email or facsimile, shall be deemed given when transmitted (provided a copy of such notice is also sent by overnight delivery service which is scheduled for delivery no later than the first Business Day after the date of such email or facsimile). Change of Address. The Borrower, the Administrative Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto. ARTICLE XIV. PATRIOT ACT Each Lender hereby notifies the Borrower and the Subsidiary Guarantors that pursuant to the requirements of the USA Act (Title III of Pub. L. 107-56 (signed into law on October 26, 2001) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower and the Subsidiary Guarantors, which information includes the name and address of the Borrower and the Subsidiary Guarantors and other information that will allow such Lender to identify the Borrower and the Subsidiary Guarantors in accordance with the Act. The Borrower agrees to cooperate for itself and on behalf of the Subsidiary Guarantors with each Lender and provide true, accurate and complete information to such Lender in response to any such request.

- 103 - US_ACTIVE\130914507\V-1 ARTICLE XV. COUNTERPARTS This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Administrative Agent and the Lenders and each party has notified the Administrative Agent by email or telephone, that it has taken such action. (Remainder of page intentionally left blank.)

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